                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                          CAL DIVE INTERNATIONAL, INC.,

                                    AS BUYER,

                                       AND

                              TORCH OFFSHORE, INC.,

                             TORCH OFFSHORE L.L.C.,

                                       AND

                             TORCH EXPRESS, L.L.C.,

                                   AS SELLERS

                                  APRIL 1, 2005

                                TABLE OF CONTENTS

Article I DEFINITIONS..................................................................................          1

Article II PURCHASE AND SALE OF SUBJECT ASSETS; THE CLOSING............................................         10

           2.1       Sale and Purchase.................................................................         10

           2.2       Excluded Assets...................................................................         10

           2.3       Assumption of Liabilities.........................................................         10

           2.4       Excluded Liabilities..............................................................         10

           2.5       The Closing.......................................................................         11

Article III PURCHASE PRICE; SECURITY DEPOSIT...........................................................         11

           3.1       Purchase Price....................................................................         11

           3.2       Security Deposit..................................................................         11

Article IV CLOSING DELIVERIES..........................................................................         12

           4.1       Closing Deliveries of Sellers.....................................................         12

           4.2       Closing Deliveries of Buyer.......................................................         13

Article V REPRESENTATIONS OF BUYER.....................................................................         13

           5.1       Organization, Power and Status of Buyer...........................................         14

           5.2       Authorization, Enforceability, Execution and Delivery.............................         14

           5.3       No Conflicts; Laws and Consents; No Default.......................................         14

           5.4       Financing.........................................................................         14

Article VI REPRESENTATIONS OF SELLERS..................................................................         15

           6.1       Organization, Power and Status of Seller..........................................         15

           6.2       Authorization, Enforceability, Execution and Delivery.............................         15

           6.3       No Conflicts; Laws and Consents; No Default.......................................         15

           6.4       Taxes.............................................................................         16

           6.5       Property; Title; Sufficiency......................................................         16

           6.6       Legal Proceedings.................................................................         17

           6.7       Compliance with Laws; Permits.....................................................         18

           6.8       Environmental Matters.............................................................         18

           6.9       Assumed Contracts.................................................................         19

Article VII SURVIVAL; EXCLUSION OF WARRANTIES; NO ASSUMPTION OF LIABILITIES; EMPLOYEES.................         20

           7.1       Survival..........................................................................         20

           7.2       Exclusion of Warranties...........................................................         20

           7.3       No Assumption of Liabilities......................................................         20

           7.4       No Obligation for Employees.......................................................         21

Article VIII CONDITIONS TO CLOSING.....................................................................         21

           8.1       Buyer's Conditions Precedent......................................................         21

           8.2       Sellers' Conditions Precedent.....................................................         22

Article IX SELLERS' BANKRUPTCY.........................................................................         23

           9.1       Procedure for Approval of Transaction.............................................         23

           9.2       Condition to Closing Relating to Bankruptcy.......................................         25

Article X COVENANTS; TRANSFER OF TITLE AND DELIVERY OF VESSELS.........................................         26

           10.1      Covenants with Respect to Conduct Prior to Closing................................         26

           10.2      Transfer of Title.................................................................         27

           10.3      Inspections and Due Diligence.....................................................         27

           10.4      Notices; Time and Place of Delivery...............................................         28

           10.5      Buyer Responsibilities Upon Delivery..............................................         28

           10.6      Delivery Procedure................................................................         28

           10.7      Spares, etc.......................................................................         28

Article XI TAXES.......................................................................................         28

           11.1      Responsibility for Taxes..........................................................         28

           11.2      Cooperation on Tax Matters........................................................         29

           11.3      Preparation of Allocation Schedule................................................         29

Article XII DISPUTE RESOLUTION; SERVICE; GOVERNING LAW.................................................         30

           12.1      Dispute Resolution; Service of Process; Waiver of Jury Trial......................         30

           12.2      Governing Law.....................................................................         31

Article XIII TERMINATION...............................................................................         31

           13.1      Termination.......................................................................         31

           13.2      Procedure Upon Termination........................................................         32

           13.3      Effect of Termination.............................................................         32

Article XIV MISCELLANEOUS PROVISIONS...................................................................         33

           14.1      Amendments and Waivers............................................................         33

           14.2      Severability......................................................................         33

           14.3      Notices...........................................................................         33

           14.4      Captions..........................................................................         34

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

    14.5  No Partnership....................................................................         35

    14.6  Counterparts; Delivery by Facsimile...............................................         35

    14.7  General Interpretive Principles...................................................         35

    14.8  Punitive, Consequential, and Special Damages......................................         35

    14.9  Further Assurances................................................................         35

    14.10 Entire Agreement..................................................................         36

    14.12 Binding Effect; Assignment........................................................         36

    14.13 Publicity.........................................................................         36

Buyer's Schedules

Schedule 5.3(a)      --        Conflicts
Schedule 5.3(b)      --        Consents and Approvals

Sellers' Schedules

Schedule 6.3(a)      --        Conflicts
Schedule 6.3(b)      --        Consents and Approvals
Schedule 6.4         --        Taxes
Schedule 6.5(b)      --        Licensed Software
Schedule 6.6         --        Legal Proceedings
Schedule 6.7(a)      --        Compliance with Laws
Schedule 6.7(b)(i)   --        Permits
Schedule 6.7(b)(ii)  --        Exceptions to Permits
Schedule 6.8         --        Environmental Matters

Exhibits

Exhibit A  Subject Assets
Exhibit B  Patents
Exhibit C  Form of Bill of Sale
Exhibit D  Form of Assignment and Assumption Agreement
Exhibit E  Form of Patent Assignment
Exhibit F  Form of Power of Attorney
Exhibit G  Bidding Procedures
Exhibit H  Form of Protocol of Delivery and Acceptance
Exhibit I  Form of Escrow Agreement

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of April 1, 2005 (the "Effective Date"), by and between Cal Dive International, Inc., a Minnesota corporation ("Buyer"), and Torch Offshore, Inc., a Delaware corporation ("Torch"), Torch Offshore, L.L.C., a Delaware limited liability company ("Offshore"), and Torch Express, L.L.C., a Louisiana limited liability company ("Express", with Torch and Offshore, each a "Seller" and collectively, "Sellers"). Buyer and each Seller are sometimes individually referred to as a "Party" and collectively as the "Parties."

                              W I T N E S S E T H:

            WHEREAS, Sellers are the owners of the eleven (11) marine vessels and the related and associated assets thereto that are described on Exhibit A hereto (the "Subject Assets");

            WHEREAS, on January 7, 2005 (the "Petition Date"), Torch, Offshore and Express petitioned the United States Bankruptcy Court for the Eastern District of Louisiana for relief under chapter 11 of title 11 of the United States Code (which such proceedings are being jointly administered under Case No. 05-10137 ("B")); and

            WHEREAS, Sellers desire to sell, transfer and assign to Buyer or its designated Affiliate or Affiliates, and Buyer desires to (or to cause its designated Affiliate or Affiliates to) acquire from Sellers, all of the Subject Assets, all as more specifically provided herein;

      In consideration of the mutual covenants and agreements herein contained, and of other valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

The following terms employed in this Agreement have the meanings set forth as follows:

      "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise

      "Action" means any action, motion, application, complaint, hearing, investigation, petition, suit or other proceeding, whether in law or in equity, or before any arbitrator or Governmental Authority.

      "Agreement" has the meaning set forth in the Preamble.

      "Approval Order" means a Final Order or Final Orders of the Bankruptcy Court, in form and substance reasonably acceptable to Buyer that, among other things, (i) approves, pursuant to sections 363(b) and 363(f) of the Bankruptcy Code, (A) the execution, delivery and performance by Sellers of this Agreement, and the other instruments and agreements contemplated hereby, (B) the sale of the Subject Assets free and clear of any and all Liens (other than Permitted Exceptions) to Buyer on the terms set forth herein, and (C) the performance by each of Sellers and Buyer of its respective obligations under this Agreement; and (ii) finds that Buyer is a "good faith" purchaser within the meaning of section 363(m) of the Bankruptcy Code, and which such Order or Orders shall be in full force and effect and shall not have been modified or amended in any respect.

      "Assumed Liabilities" has the meaning set forth in Section 2.3.

      "Auction" means the Bankruptcy Court auction for the Subject Assets to be held in accordance with the Scheduling Order. The Auction shall be held at a location to be selected by Sellers, and the auctioneer at the Auction shall be Torch or its designee.

      "Bankruptcy Case" means Sellers' chapter 11 cases currently pending before the Bankruptcy Court as jointly administered under Case No. 05-10137 ("B").

      "Bankruptcy Code" means Title 11 of the United States Code, as heretofore and hereafter amended, and codified as 11 U.S.C. section 101, et seq., or any successor statute, and applicable federal and local rules of bankruptcy procedure thereunder.

      "Bankruptcy Court" means the United States Bankruptcy Court for the Eastern District of Louisiana or any other court having jurisdiction over the Bankruptcy Case.

      "Bidding Procedures" has the meaning set forth in Exhibit G.

      "Break-Up Fee" has the meaning set forth in Section 9.1(e).

      "Break-Up Fee Assets" means the Subject Assets that form a part of the Prepetition Collateral (as defined in the Final Order (A) Authorizing Postpetition Financing and Granting Security Interests And Superpriority Administrative Expense Status Pursuant to Sections 361, 362, and 364 of the Bankruptcy Code; (B) Authorizing the Use of Cash Collateral Pursuant to Section 363(c) of the Bankruptcy Code; and (C) Modifying the Automatic Stay Pursuant to
Section 362 of the Bankruptcy Code, dated January 28, 2005).

      "Business Day" means any day of the year on which national banking institutions in New York, New York, Houston, Texas and New Orleans, Louisiana are open to the public for conducting business and are not required or authorized to close.

      "Buyer" has the meaning set forth in the Preamble.

      "Classification Society" or "Class" means that "classification society" or "class" referred to in Exhibit A.

      "Closing" has the meaning set forth in Section 2.5.

      "Closing Date" has the meaning set forth in Section 2.5.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Competing Transaction" means any sale or other disposition of all or a portion of the Subject Assets (provided any such portion contains any of the Break-Up Fee Assets) to a Person other than Buyer.

      "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, commitment or other arrangement or agreement, whether written or oral.

      "Cure Amount" means the aggregate of all cure amounts described in Section 9.1(h) and approved by the Bankruptcy Court pursuant to section 365(b) of the Bankruptcy Code.

            "Cure Payment" means: (i) if the Cure Amount is equal to or less than One Million Dollars ($1,000,000), the Cure Amount; or (ii) if the Cure Amount is in excess of One Million Dollars ($1,000,000), an amount equal to (a) One Million Dollars ($1,000,000) plus (b) an amount equal to fifty percent (50%) of the amount by which the Cure Amount exceeds One Million Dollars ($1,000,000).

      "Effective Date" has the meaning set forth in the preamble.

      "Employee" means any individual who is employed by Sellers in connection with the operation of the Subject Assets, including, without limitation, any individual who is hired prior to the Closing Date in respect of the operation of the Subjects Assets after the date hereof.

      "Environmental Costs and Liabilities" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability or criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any applicable Environmental Law or applicable Environmental Permit (including an order or agreement with any Governmental Authority or other Person under an applicable Environmental Law), violation of applicable Environmental Law or a Release or threatened Release of Hazardous Materials.

      "Environmental Law" means any applicable international, transnational, foreign, federal, state or local statute, regulation, ordinance, rule of common law or other legal requirement as now in effect in any way relating to the protection of human health and safety from Hazardous Materials, the environment or natural resources, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et

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seq.), the Hazardous Materials Transportation Act (49 U.S.C. App. Section 1801
et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.) the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.) (to the extent it regulates Hazardous Materials), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), as each has been or may be amended and the regulations promulgated pursuant thereto.

      "Environmental Permit" means any Permit required by applicable Environmental Laws for the ownership, use or operation of the Subject Assets.

      "Escrow Agent" means JPMorgan Chase Bank, N.A.

      "Escrow Agreement" has the meaning set forth in Section 3.2(a).

      "Equipment" means all furniture, fixtures, furnishings, equipment (including all SAT systems and support equipment), improvements and other tangible personal property owned by Sellers for the use of the Vessels and located on the Vessels or located at the Sellers' Dulac, Louisiana, fabrication yard, including all artwork, desks, chairs, tables, Hardware, copiers, telephone lines and numbers, telecopy machines and other telecommunication equipment and miscellaneous furnishings and supplies and, without limitation, with respect to any Vessel (i) said Vessel's machinery, engines, lay installation equipment, towers, reels, cranes, tensioners, spares, motors, generators, riggings, attachments, accessories, fixtures, replacement parts, consumables, fuel, oil, and all other appurtenances associated with the Vessels, whether located on the Vessels or at shore based facilities; (ii) all surveys, inspection records, safety logs and maintenance and navigation records, vessel logs, engineering logs, documents relating to Class and as-built and design drawings relating to each of the Vessels; (iii) all owner's and operator's manuals related to, or used or usable by each of the Vessels; (iv) all construction and diving equipment including, but not limited to, chambers, hydraulic units, hydraulic tools, tool compressors, dive compressors, jet pumps, positive displacement pumps, centrifugal pumps, dive hoses, video equipment, recorders, welding equipment, engines, jet hoses, air tools and hand tools whether located at shore-based facilities or on the Vessels; and (v) all equipment used to support loading and unloading the Vessels, including, without limitation, cranes, fork lifts, cherry pickers, conex boxes, supply baskets, trucks, trailers, and vans whether located at shore-base facilities or on the Vessels.

      "Excluded Assets" means all property and assets of Sellers other than the Subject Assets, including, without limitation, accounts receivable of Sellers and any Contracts, choses in action or other legal or equitable rights of Sellers and their bankruptcy estates other than the Warranties and the Purchased Contracts.

      "Excluded Liabilities" has the meaning set forth in Section 2.4.

      "Expense Reimbursement" has the meaning set forth in Section 9.1(e).

      "Express" has the meaning set forth in the Preamble.

      "Final Order" means a judgment, order or decree of the relevant Governmental Authority that has not been reversed, stayed, enjoined, set aside, annulled, vacated or suspended and, with respect to any judgment, order or decree of the Bankruptcy Court, any waiting period prescribed by Law before the transactions contemplated hereby may be consummated has expired.

      "Governmental Approval" means any authorization, consent, approval, license, franchise, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Subject Assets or to the execution, delivery or performance of this Agreement, including without limitation any applicable consents and approvals required under the HSR Act.

      "Governmental Authority" means any international or transnational regulatory or administrative authority, any national, state or local government, or any political subdivision or instrumentality thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other Governmental Authority with authority over Buyer or Sellers, the operation of the Vessels or any of the other Subject Assets.

      "Hardware" means any and all computer and computer-related hardware, including, but not limited to, computers, file servers, facsimile servers, scanners, color printers, laser printers and networks.

      "Hazardous Material" means any substance, material or waste that is listed, classified, or otherwise regulated under or pursuant to any applicable Environmental Law as "hazardous," "toxic," "pollutant," "contaminant," "radioactive," or words of similar meaning or effect, including, without limitation, petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, and urea formaldehyde insulation.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

      "Indebtedness" of any Person means, without duplication, (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (iii) all obligations of such Person under leases required to be capitalized in accordance with generally accepted accounting principles; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) the liquidation value of all redeemable preferred stock of such Person; (vi) all obligations of the type referred to in clauses (i) through (v) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and
(vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

      "Inventory" means all inventory of Sellers, including all merchandise, raw materials, supplies and other tangible personal property, used or held for use in connection with the operation of the Vessels.

      "Knowledge" means actual knowledge, after reasonable inquiry, of the officers of the Party being held responsible for such knowledge.

      "Law" means any applicable international or transnational, foreign, federal, state or local law (including common law), statute, rule, regulation, ordinance, order, code, treaty or other legally binding requirement, in effect now or as of the Closing Date, including any judicial or administrative order, consent decree or judgment.

      "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private) or claims or any proceedings by or before a Governmental Authority.

      "Liability" means any debt, loss, damage, adverse claim (including claims as defined in the Bankruptcy Code), liability, royalty, deficiency or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses relating thereto.

      "Licensed Software" means Software formally licensed to any of the Sellers via a written license agreement governing the terms of use of said Software and which is material for the use and operation, or prospective use and operation, of the Subject Assets.

      "Lien" means any mortgage, lien (statutory or other, and including all "Liens" defined in the Bankruptcy Code), pledge, security interest or interest of ownership, encumbrance, deed of trust, hypothecation, assignment for security, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction or deposit arrangement or other security agreement or adverse claim to ownership of the Vessels or the other Subject Assets of any kind or nature whatsoever, whether recorded or unrecorded.

      "Material Adverse Effect" means (i) a material adverse effect on the condition, utilization or value of the Subject Assets or (ii) a material adverse effect on the ability of Sellers to consummate the transactions contemplated by this Agreement or perform their obligations under this Agreement.

      "Material Contracts" has the meaning set forth in Section 6.9(a).

      "Offshore" has the meaning set forth in the preamble.

      "Order" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award of a Governmental Authority, including, without limitation, any order entered by the Bankruptcy Court in the Bankruptcy Case.

      "Outside Date" has the meaning set forth in Section 13.1(c).

      "Patents" means the patents and patent applications listed on Exhibit B attached hereto and made a part hereof.

      "Permitted Exceptions" means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Buyer; (ii) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings provided an appropriate reserve is established therefor; (iii) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the ordinary course of business that are not material to the operations and condition of the Subject Assets so encumbered and that are not resulting from a breach, default or violation by any Seller of any Contract or Law; (iv) zoning, entitlement and other land use and environmental regulations of any Governmental Authority provided that such regulations have not been violated; and (v) such other imperfections in title, charges, easements, restrictions and encumbrances which do not materially detract from the value of or materially interfere with the present use of any Subject Assets subject thereto or affected thereby.

      "Permit" means any approval, authorization, consent, license, permit, franchise, certificate or Order of a Governmental Authority, or any waiver of the foregoing, necessary or appropriate for the operation and present use of the Subject Assets or for the transfer of the Subject Assets.

      "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, a limited liability company, or other entity or a Governmental Authority or any agency or political subdivision thereof.

      "Petition Date" has the meaning assigned to such term in the recitals of this Agreement.

      "Protocol of Delivery and Acceptance" has the meaning set forth in Section 10.6.

      "Purchase Price" has the meaning set forth in Section 3.1.

      "Purchased Contracts" means those Contracts (including unexpired leases) that shall be designated in writing by the Buyer to Sellers at least one (1) Business Day prior to the date of the Scheduling Hearing and shall comprise a part of and be included in the Subject Assets, but only to the extent that such Contracts are:

                  (i) executory contracts or unexpired leases that are able to be assumed and assigned by Sellers under applicable Law; and

                  (ii) relate to goods or services that are necessary, required or reasonably appropriate for the use, maintenance and operation of the Subject Assets.

      "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching of Hazardous Material into the environment.

      "Remedial Action" means all actions to (i) clean up, remove, treat or in any other way address any Release of Hazardous Material; (ii) prevent the threatened Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care associated with a Release of Hazardous Material; or (iv) correct a condition of noncompliance with applicable Environmental Laws.

      "Sale Hearing" means the hearing to be scheduled and conducted by the Bankruptcy Court to consider approval and entry of the Approval Order.

      "Sale Motion" means the motion or motions of Sellers, in form and substance reasonably acceptable to Buyer, seeking approval and entry of the Approval Order and scheduling of the Sale Hearing. The Sale Motion may be incorporated into the Scheduling Motion.

      "Scheduling Hearing" means the hearing to be scheduled and conducted by the Bankruptcy Court to consider approval of the Break-Up Fee and Expense Reimbursement, and issuance of the Scheduling Order.

      "Scheduling Motion" means the motion of Sellers, in form and substance reasonably acceptable to Buyer, seeking setting of the Scheduling hearing and approval of the Scheduling Order. The Scheduling Motion can be incorporated into the Sale Motion.

      "Scheduling Order" means an order of the Bankruptcy Court, in form and substance reasonably acceptable to Buyer, (i) approving the Bidding Procedures, Break-Up Fee and Expense Reimbursement relating to the Subject Assets, (ii) scheduling the Auction, (iii) providing that notice of the Auction, Bidding Procedures, Break-Up Fee and Expense Reimbursement be given to all Persons entitled under the Bankruptcy Code to receive notice thereof, including without limitation, all Persons holding a Lien or interest on or in the Subject Assets, all licensees, all relevant Taxing Authorities, and all other Persons to which Buyer reasonably requests that such notice be given.

      "Security Deposit" has the meaning set forth in Section 3.2.

      "Seller" and "Sellers" have the meanings set forth in the preamble.

      "Software" means computer software programs, whether in source code, object code or human readable form; provided, however, that Software does not include any (i) computer software program that is subject to "shrink-wrap" license or "click-through" agreements, or (ii) computer software program that is commercially available to the general consuming public in exchange for a license or purchase fee of Five Thousand Dollars ($5,000.00) or less.

      "Subject Assets" have the meaning set forth in the recitals to this Agreement. In the interest of clarity, the Subject Assets do not include the Excluded Assets.

      "Tax" or "Taxes" means (i) any and all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, and (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i), and (iii) any liability in respect of any items described in clauses (i) and/or (ii) payable by reason of contract, assumption, transferee liability, operation of law, Treasury Regulation section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under law) or otherwise.

      "Taxing Authority" means the IRS and any other Governmental Authority responsible for the administration of any Tax.

      "Tax Return" means any return, report or statement required to be filed with respect to any Tax (including any attachments thereto, and any amendment thereof) including, but not limited to, any information return, claim for refund, amended return or declaration of estimated Tax, and including, where permitted or required, combined, consolidated or unitary returns for any group of entities that includes the Sellers, any of their respective subsidiaries, or any of their respective Affiliates.

      "Termination Date" has the meaning set forth in Section 13.1.

      "Torch" has the meaning set forth in the preamble.

      "Transaction" means the purchase, sale and assignment of the Subject Assets, along with any other transactions contemplated in this Agreement or related thereto.

      "Transferred Permits" means the Permits listed on Exhibit A attached hereto and made a part hereof, which such Permits are a part of, and included in, the Subject Assets.

      "Vessels" means the marine vessels identified on Exhibit A attached hereto and made a part hereof.

      "Warranty" any warranty, representation or guaranty of any Person other than Sellers (including, without limitation, any supplier, manufacturer or contractor), whether express or implied, or for the design, quality, condition, merchantability, seaworthiness or fitness for a particular purpose, with respect to the design, manufacture, assembly, repair, maintenance, delivery or installation of Subject Assets, or services rendered thereon or in connection therewith, by any such Person.

                                   ARTICLE II
                PURCHASE AND SALE OF SUBJECT ASSETS; THE CLOSING

      2.1 Sale and Purchase. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Sellers shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall (or shall cause its designated Affiliate to) purchase, acquire and accept from Sellers, all of the Sellers' right, title and interest in, to and under the Subject Assets, free and clear of Liens except for Permitted Exceptions.

      2.2 Excluded Assets. Nothing herein contained shall be deemed to sell, transfer, assign or convey the Excluded Assets to Buyer, and Sellers shall retain all right, title and interest to, in and under the Excluded Assets.

      2.3 Assumption of Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Buyer shall (or shall cause its designated Affiliate or Affiliates to) assume, effective as of the Closing, all Liabilities of Sellers under the Purchased Contracts and Transferred Permits that arise out of or relate to performance thereunder or use and operation of the Subject Assets in respect thereof from and after the Closing Date (collectively, the "Assumed Liabilities").

      2.4 Excluded Liabilities. Buyer will not assume or be liable for any Excluded Liabilities. "Excluded Liabilities" shall mean all Liabilities arising out of, relating to or otherwise in respect of the ownership, use or operation of the Subject Assets on or before the Closing Date and, other than the Assumed Liabilities, all other Liabilities of Sellers (whether known or unknown or asserted or unasserted as of the Closing Date and irrespective of when any claim in respect thereof shall be made), including, without limitation, the following
Liabilities:

            (a) all Liabilities in respect of any and all products sold and services performed by Sellers on or before the Closing Date;

            (b) all Environmental Costs and Liabilities to the extent arising out of, relating to or otherwise in respect of the ownership, use or operation of the Subject Assets (or any condition thereon) on or before the Closing Date, including, without limitation, any (i) Release or continuing Release (if existing as of the Closing) of any Hazardous Material, regardless of by whom or (ii) any noncompliance with applicable Environmental Laws;

            (c) all Liabilities arising out of, relating to or with respect to
      (i) the employment or performance of services, or termination of employment or services by Sellers or any of its Affiliates of any Person on or before the Closing Date, (ii) workers' compensation claims relating to the Sellers or the use and operation of the Subject Assets on or before the Closing Date, irrespective of whether such claims are made prior to or after the Closing or (iii) any employee benefit plan of Sellers or any of their respective Affiliates or subsidiaries;

            (d) all Liabilities arising out of, under or in connection with Contracts that are not Purchased Contracts and, with respect to Purchased Contracts, Liabilities (other than in respect of the payment of the Cure Payment in accordance with Section 4.2(b)) in respect of any performance, obligations, breach by or default accruing under such Contracts with respect to any period prior to Closing;

            (e) all Liabilities arising out of, under or in connection with any Indebtedness of Sellers;

            (f) all Liabilities for (i) Taxes of Seller, (ii) Taxes that relate to the Subject Assets or the Assumed Liabilities for taxable periods (or portions thereof) ending on or before the Closing Date, and (iii) payments under any Tax allocation, sharing or similar agreement (whether oral or written);

            (g) all Liabilities in respect of any pending or threatened Legal Proceeding, or any claim arising out of, relating to or otherwise in respect of (i) the ownership, use or operation of the Subject Assets to the extent such Legal Proceeding or claim relates to such ownership, use or operation on or prior to the Closing Date, or (ii) any Excluded Asset;

            (h) any and all Liabilities of Sellers that are discharged pursuant to Section 1141(d)(1) of the Bankruptcy Code or any Order of the Bankruptcy Court; and

            (i) any and all Liabilities of Sellers other than Assumed Liabilities, the collection of which has been permanently enjoined by an Order of the Bankruptcy Court or by any applicable provision of the Bankruptcy Code (including, without limitation, Section 524 of the Bankruptcy Code).

      2.5 The Closing. The closing of the purchase and sale of the Subject Assets (the "Closing") will take place at a time agreed by the Parties, during normal business hours at the offices of Heller, Draper, Hayden, Patrick & Horn, L.L.C. in New Orleans, Louisiana, or at such other venue as Sellers and Buyer mutually agree. The Parties shall use all reasonable efforts to cause the Closing to occur on the date no later than three (3) Business Days following the date on which all conditions to Closing hereunder are satisfied or waived (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time or date, or both, are agreed to in writing by the Parties. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date".

                                  ARTICLE III
                        PURCHASE PRICE; SECURITY DEPOSIT

      3.1 Purchase Price. The consideration to be given and paid by Buyer to Sellers for the Subject Assets shall be: (i) the assumption of the Assumed Liabilities and (ii) Ninety-Two Million Dollars ($92,000,000.00) in cash (the "Purchase Price").

      3.2 Security Deposit.

            (a) Not later than three (3) Business Days after the Effective Date, Buyer shall deposit with Escrow Agent, in its capacity as escrow agent pursuant to that certain Escrow Agreement, dated on or about such date, among Buyer, Sellers and Escrow Agent, the form of which is attached as
      Exhibit I hereto (the "Escrow Agreement"), by certified check or wire transfer of immediately available funds, the sum of Four Million Six Hundred Thousand Dollars ($4,600,000) (the "Security Deposit"). Pursuant to the Escrow Agreement, the Security Deposit plus any interest or other amount accrued thereon shall either (i) be applied as a deposit towards the Purchase Price as provided in Section 4.2(b), or (ii) be returned to Buyer in the event that this Agreement is terminated pursuant to Sections 13.1(a), (b), (c), (d), (e), (f) or (g) (in each such case, such return shall be authorized and completed as soon as practicably possible after the occurrence of such termination), or (iii) be paid to Sellers in the event that this Agreement is terminated by Sellers pursuant to Section 13.1(h).

            (b) Upon payment of the Security Deposit to Sellers as provided under Section 3.2(a)(iii), Buyer shall be fully released and discharged from any liability or obligation under or resulting from this Agreement and Sellers shall not have any other remedy or cause of action under or relating to this Agreement or any applicable Law.

                                   ARTICLE IV
                               CLOSING DELIVERIES

      4.1 Closing Deliveries of Sellers. On the Closing Date, in exchange for the payment of the Purchase Price and the assumption of the Assumed Liabilities, each of the Sellers, as applicable, shall execute and deliver the following to
Buyer:

            (a) a certificate evidencing resolutions of the Board of Directors (or commensurate authority) of each of the Sellers, certified by the Secretary or other appropriate officer or agent of such Seller, duly authorizing the execution, delivery and performance of this Agreement and the other transaction documents;

            (b) a bill of sale to each of the Vessels in a form recordable in the country in which such Vessel is presently documented, duly notarially attested transferring such Vessel;

            (c) for each Seller's Vessel, a current Abstract of Title or Certificate of Ownership and Encumbrances issued by the appropriate Governmental Authorities showing the current record owners of the Vessel and stating that the Vessel is free from any registered Liens;

            (d) for each Seller's Vessel, a counterpart executed by Seller of the Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Seller to Buyer;

            (e) one or more bills of sale in the form of Exhibit C hereto for all of the other assets comprising a part of the Subject Assets;

            (f) an assignment and assumption agreement in the form of Exhibit D hereto;

            (g) duly executed assignments for the Patents, each substantially in the form attached hereto as Exhibit E;

            (h) a duly executed power of attorney in the form of Exhibit F hereto;

            (i) a certified copy of the Approval Order;

            (j) an affidavit of non-foreign status that complies with Section 1445 of the Code (acknowledging and certifying that the transactions contemplated hereby are exempt from withholding under such section of the
      Code);

            (k) any additional documents reasonably required by the appropriate Governmental Authority for the purpose of re-documenting Buyer's ownership of the Vessels, provided Buyer notifies Sellers of any such documents as soon as possible after the date of this Agreement;

            (l) evidence, in a form and substance satisfactory to the Buyer (or its designated Affiliate), of the payment, on or prior to the Closing Date, by the Sellers in respect of the Purchased Contracts the cure amount to the non-Seller parties to the Purchased Contracts (which, in the aggregate, shall be the Cure Amount), with such payment being made prior to the assignment of such Purchased Contracts from Sellers to Buyer (or its designated Affiliate); and

            (m) and such other instruments of transfer in a form and substance satisfactory to Buyer (or its designated Affiliate) necessary to transfer and vest in Buyer (or its designated Affiliate) all of the Sellers' right, title and interest in and to the Subject Assets in accordance with the terms of this Agreement.

      4.2 Closing Deliveries of Buyer. On the Closing Date, in exchange for the transfer, assignment, conveyance and delivery of Subject Assets by Sellers to Buyer, Buyer shall execute and deliver the following to Sellers:

            (a) a certificate evidencing resolutions (or commensurate authority) of the Board of Directors of Buyer, certified by the Secretary or other appropriate officer or agent of Buyer, duly authorizing the execution, delivery and performance of this Agreement and the other transaction documents;

            (b) an amount equal to (i) the Purchase Price less the Security Deposit plus any interest or other amounts accrued thereon, plus (ii) the Cure Payment, payable by wire transfer to an account specified in writing by Sellers;

            (c) for each Vessel, a counterpart executed by Buyer of the Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from Seller to Buyer; and

            (d) an assignment and assumption agreement in the form of Exhibit D hereto.

                                   ARTICLE V
                            REPRESENTATIONS OF BUYER

      Buyer hereby represents and warrants to Sellers that:

      5.1 Organization, Power and Status of Buyer. Buyer is an entity duly formed, validly existing and in good standing under the laws of the State of Minnesota.

      5.2 Authorization, Enforceability, Execution and Delivery. Buyer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other related document to which it is a party. The execution, delivery and performance by Buyer of this Agreement have been duly authorized by all necessary corporate action on behalf of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each such other document related to this Agreement to which Buyer is a party constitute legal, valid and binding obligations, enforceable against it in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

      5.3 No Conflicts; Laws and Consents; No Default.

            (a) Except as set forth on Schedule 5.3(a), neither the execution, delivery and performance of this Agreement nor the consummation of the Transaction nor performance of or compliance with the terms and conditions hereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens upon of the Subject Assets under any provision of (i) any Law applicable to Buyer or
      (ii) any document to which Buyer is a party, except for any such conflict, violation, default, rights or entitlements that would not have a material adverse effect upon Buyer's ability to perform its obligations under this Agreement.

            (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of Buyer in connection with the execution and delivery of this Agreement or the consummation of the Transaction or the compliance by Buyer with any of the provisions hereof, except for compliance with any requirements (if applicable) of the HSR Act and those set forth on Schedule 5.3(b) hereto or such consents, waivers, approvals, orders, permits or authorizations, declarations, filings or notifications that the failure to obtain or make would not, individually or in the aggregate, have a material adverse effect on the ability of Buyer to consummate the transactions contemplated by this Agreement.

      5.4 Financing. Buyer has on the Effective Date and will have sufficient available funds to pay the Purchase Price and the Cure Payment in cash at Closing in accordance with Section 4.2 hereof, and all fees and expenses required to be paid by Buyer in connection with the Transaction. Buyer's obligations to make any payments under this Agreement shall not be subject to receipt of new financing by Buyer.

                                   ARTICLE VI
                           REPRESENTATIONS OF SELLERS

            Sellers, jointly and severally, hereby represent and warrant to Buyer that:

      6.1 Organization, Power and Status of Seller. Each Seller is (i) a legal entity duly formed, validly existing and in good standing under the laws of the state of its organization or incorporation, and (ii) duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except for any failure to be so qualified that would not, individually or in the aggregate, have a Material Adverse Effect. Each Seller has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the applicable Subject Assets.

      6.2 Authorization, Enforceability, Execution and Delivery. Each Seller has all necessary organizational power and authority to execute and deliver and, subject to the entry of the Approval Order and, with respect to the Sellers' obligations under Section 9.1(e), the entry of the Scheduling Order, perform its obligations under this Agreement and each other related document to which it is a party. The execution and delivery of this Agreement and the related documents to which a Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary organizational action on the part of the Sellers. This Agreement has been, and, subject to the entry of the Approval Order and, with respect to Sellers' obligations under Section 9.1(e), the entry of the Scheduling Order, each of the related documents to which a Seller is a party will be at or prior to the Closing, duly and validly executed and delivered by such Seller which is a party thereto and (assuming the due authorization, execution and delivery by the other Parties hereto and thereto, the entry of the Approval Order and, with respect to Sellers' obligations under Section 9.1(e), the entry of the Scheduling Order) this Agreement and each such other document related to this Agreement to which a Seller is a party constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and remedies generally, and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

      6.3 No Conflicts; Laws and Consents; No Default.

            (a) Except as set forth on Schedule 6.3(a), and subject to the entry of the Approval Order, neither the execution, delivery and performance of this Agreement nor the consummation of the Transaction nor performance of or compliance with the terms and conditions hereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to or result in the creation of any Liens upon the Subject Assets under any provision of (i) any Law applicable to Sellers or the Subject Assets, (ii) any Contract or Permit to which any of the Sellers is a party or by which any of the Subject Assets are bound, or (iii) any Order of any Governmental Authority applicable to any Seller or by which any of the properties or assets of any Seller (including, without limitation, the Subject Assets) are bound, except for any such conflict, violation, default, rights or entitlements that that would not have a

      Material Adverse Effect. Each Seller is in compliance in all material respects with and not in default under any and all Laws applicable to such Seller and the Subject Assets, the terms and provisions of this Agreement or any other related documents to which such Seller is a party.

            (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of any Seller in connection with the execution and delivery of this Agreement or the consummation of the Transaction or the compliance by any Seller with any of the provisions hereof, except for compliance with the applicable requirements of the Approval Order, the Scheduling Order, the HSR Act and those set forth on
      Schedule 6.3(b) hereto or such consents, waivers, approvals, orders, permits or authorizations, declarations, filings or notifications that the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect.

      6.4 Taxes. Except as set forth in Schedule 6.4, each Seller has filed, or caused to be filed, and shall, as of the Closing, have filed, or cause to be filed, all material Tax Returns that are required to have been filed by it with the appropriate Taxing Authority in any jurisdiction with respect to the Subject Assets, and has paid, or caused to be paid, and shall, as of the Closing, have paid, or caused to be paid, all Taxes shown to be due and payable on such Tax Returns and all other Taxes and assessments payable by it with respect to the Subject Assets, to the extent the same have become due and payable, but excluding any Taxes which would not subject, either on or prior to the Closing Date or after the Closing Date, the Subject Assets to imminent forfeiture or sale or result in the imposition of any Lien thereon. There are no Liens for Taxes upon the Subject Assets, except for Liens arising as a matter of Law relating to current Taxes not yet due. None of the Sellers is a foreign person within the meaning of Section 1445 of the Code. Each Seller has provided to Buyer copies of any written inquiry of any Governmental Authority received since December 31, 2001, that raises any issue which, by application of the same principles, would reasonably be expected to affect the Tax treatment of the Subject Assets in any taxable period (or portion thereof) ending after the Closing Date. No power of attorney with respect to any Tax matter is currently in force with respect to the Subject Assets that would, in any manner, bind, obligate or restrict Buyer. None of the Sellers has executed or entered into any agreement with, or obtained any consents or clearances from, any Taxing Authority, or has been subject to any ruling guidance specific to any of the Sellers, that would be binding on Buyer for any taxable period (or portion thereof) ending after the Closing Date.

      6.5 Property; Title; Sufficiency.

            (a) Sellers represent that they respectively own and have good and marketable title to the Subject Assets and that they shall, subject to the terms and conditions hereof, deliver at the Closing the Subject Assets to Buyer or its designee. Since March 1, 2005, there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the Subject Assets and there otherwise has not been any event, change, occurrence or circumstance that, in each case, has had or could reasonably be expected to have a Material Adverse Effect. Except as may be set forth on Exhibit A, Sellers represent that there is no equipment or inventory material in the use and operation of the

      Subject Assets other than such equipment and inventory located on the Vessels or located at the Sellers' Dulac, Louisiana, fabrication yard.

            (b) Exhibit B sets forth a true, correct and complete list of all Patents and Schedule 6.5(b) sets forth a true, correct and complete list of all Licensed Software. The Patents and the Licensed Software comprise all material intellectual property rights owned by or licensed to Sellers necessary or appropriate for the use and operation of the Subject Assets as used or operated by Sellers prior to the Effective Date. Except as set forth in Schedule 6.5(b), or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, Torch owns, has the exclusive right to use, sell, license and dispose of, and has the exclusive right to bring actions for the infringement of its Patents and has not licensed its Patents to any other Person other than Offshore and Express. Except as set forth in Schedule 6.5(b), or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Seller has a valid license to use its Licensed Software, assuming that the respective licensor thereof has valid title thereto or a valid license for such Licensed Software and has the right to license such Licensed Software to such Seller (and such Seller has not received notice that any such licensor does not have valid title thereto or a valid license or that the licensor is not permitted to license such Licensed Software). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Sellers has received from any Person in the past two years any notice, charge, complaint, claim or assertion that any patent, registered trademark or registered copyright is being interfered with, infringed upon or misappropriated in any manner in connection with the ownership, use and operation of the Subject Assets. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Sellers or, to the Knowledge of the Sellers, any agent, attorney or representative thereof, has sent to any Person in the past two years, or otherwise communicated to any Person, any notice, charge, complaint, claim or other assertion of any present, impending or threatened infringement by, misappropriation of, or other conflict with, any of the Patents by such other Person and, to the Knowledge of Sellers, no such infringement, misappropriation, conflict or act of unfair competition is occurring or threatened. Except set forth in Schedule 6.5(b), or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the consummation of the Transaction contemplated hereby will not result in the loss or impairment of Buyer's right to own or use any of the Patents or the Licensed Software. None of the Sellers has granted any license or sublicense of any rights under or with respect to any Patents except to Offshore and Express.

            (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Sellers has committed any act or failed to commit any act, which would result in, and there has been no occurrence which would give rise to or form the basis of, any rejection, renunciation, denial or refusal by any other applicable Person of any Warranty or any Action in respect thereof.

      6.6 Legal Proceedings. Except as set forth on Schedule 6.6 or arising in or related to the Bankruptcy Case, there is no Legal Proceeding filed and pending or, to the Knowledge of any Seller, threatened against any Seller, or to which any Seller is otherwise a party before any

Governmental Authority, except any such Legal Proceeding as could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 6.6, none of the Sellers is subject to any Order that could reasonably be expected to have a Material Adverse Effect.

      6.7 Compliance with Laws; Permits.

            (a) Except to the extent set forth in Schedule 6.7(a):

                  (i) each of the Sellers is in compliance with all Laws of any
            Governmental Authority applicable to their respective operations or assets (including the Subject Assets), except where such non-compliance could not reasonably be expected to have a Material Adverse Effect;

                  (ii) Sellers have not received any written or other notice of or been charged with the violation of any Laws that could reasonably be expected to have a Material Adverse Effect and, to the Knowledge of each Seller, there are no facts or circumstances which could reasonably be expected to form the basis for any such violation that would have a Material Adverse Effect; and

                  (iii) to the Knowledge of each Seller, none of the Sellers or the Subject Assets is under investigation with respect to a material violation of any applicable Laws.

            (b) Schedule 6.7(b)(i) of this Agreement contains a true, correct and complete list of all Permits which are material to the ownership and operation of the Subject Assets as presently owned and operated. Except as described in Schedule 6.7(b)(ii), or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Sellers, all Permits set forth therein (i) are valid and subsisting and in full force and effect and (ii) are transferable to Buyer either without any further action by Sellers, or with such further action by Sellers as it otherwise permitted by Law and required under this Agreement, including without limitation, Section 14.9 hereof, and none of Sellers is in default or material violation, and no event has occurred which, with notice or the lapse of time or both, would reasonably be expected to constitute a default or violation, in any material respect of any term, condition or provision of any Permit to which it is a party, to which any of the Subject Assets is subject or bound and, to the Knowledge of each Seller, there are no facts or circumstances which could reasonably be expected to form the basis for any such default or violation that would have a Material Adverse Effect and no suspension, cancellation or termination of any of such Permits is threatened or pending.

      6.8 Environmental Matters. Except as set forth in Schedule 6.8 hereto:

            (a) the operations of Sellers, with respect to the Subject Assets, are in material compliance with all applicable Environmental Laws, which material compliance includes obtaining, maintaining in good standing and complying in all material respects with all applicable Environmental Permits necessary to operate the Subject Assets and no action or proceeding is pending or, to the Knowledge of any Seller, threatened to revoke, modify in any material respect or terminate any such Environmental Permit, and, to the

      Knowledge of any Seller, no facts, circumstances or conditions currently exist that could reasonably be expected to adversely affect such continued material compliance with applicable Environmental Laws and applicable Environmental Permits or require material capital expenditures to achieve or maintain such continued material compliance with applicable Environmental Laws and applicable Environmental Permits;

            (b) with respect to the Subject Assets, none of the Sellers is the subject of any outstanding written order or Contract with any Governmental Authority or Person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release of a Hazardous Material, or for which a Seller has material, outstanding liabilities;

            (c) no claim has been filed and is pending, or to the Knowledge of any Seller, threatened against any Seller or the Subject Assets, alleging, with respect to the Subject Assets, that a Seller or any of its Subject Assets is in material violation of any applicable Environmental Law or any applicable Environmental Permit or has any material liability under any applicable Environmental Law;

            (d) to the Knowledge of Sellers, no facts, circumstances or conditions exist with respect to the Subject Assets that could reasonably be expected to result in Buyer incurring material Environmental Costs or Liabilities either before or after Closing for pre-closing events or conditions other than those that are generally incurred in the ordinary course (without material violation of applicable Environmental Law) by Sellers;

            (e) to the Knowledge of Sellers, there are no investigations of the Subject Assets pending or threatened which could reasonably be expected to lead to the imposition of any material Environmental Costs or Liabilities on the Subject Assets or material Liens under applicable Environmental Law on the Subject Assets;

            (f) to the Knowledge of Sellers, the Transaction contemplated hereunder is not one for which an applicable Environmental Law requires the consent of or advance filings with any Governmental Authority with jurisdiction over the Subject Assets and environmental matters; and

            (g) Sellers have provided to Buyer all material audits, studies, reports, analyses, and results of investigations of matters regulated by applicable Environmental Laws that have been performed since January 1, 2003 with respect to the Subject Assets and that are in Sellers' possession.

      6.9 Assumed Contracts.

            (a) On March 31, 2005, Sellers provided to Buyer (via email) a list entitled "Torch Relevant Contracts" which contains a true, complete and correct list of all Contracts conforming to the descriptions set forth below in this Section 6.9(a) to which any Seller is a party which relates to the Subject Assets, copies of each of which have been delivered or otherwise made available to Buyer: (i) any Contract relating to the use or operation of, or limiting or restricting in any material manner the use or operation of, the Subject Assets, (ii) Contracts relating to incurrence, assumption or guarantee of any Indebtedness imposing a Lien on any of the Subject Assets; (iii) any Contract providing warranties for, or relating to the furnishing or receipt of services for, any Subject Assets, and (iv) any power of attorney (irrevocable or otherwise) to any Person for any purpose relating to the Subject Assets or the ownership, use or operation thereof (collectively, the "Material Contracts").

            (b) Upon payment of the Cure Amount, (i) each Purchased Contract will continue to be in full force and effect and constitute the entire agreement by and between or among the parties thereto, (ii) after giving effect to a Final Order approving the assumption of the Purchased Contracts, each Purchased Contract shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the Transaction contemplated by this Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (iii) after giving effect to a Final Order approving the assumption of the Purchased Contracts, no Purchased Contract prohibits or requires the consent of any Person to the assignment to and assumption by Buyer or its designee of such Purchased Contract, (iv) no party to any Purchased Contract has, to the Knowledge of the Sellers, repudiated any provision thereof, and (v) no Seller who is a party to any Purchased Contract is in breach or default, and to the Knowledge of each Seller, no other party to any Purchased Contract is in breach or default, and to the Knowledge of Sellers no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder (other than any such breaches or defaults which shall be cured pursuant to Order of the Bankruptcy Court).

                                  ARTICLE VII
                       SURVIVAL; EXCLUSION OF WARRANTIES;
                     NO ASSUMPTION OF LIABILITIES; EMPLOYEES

      7.1 Survival. The representations and warranties made by Buyer and Sellers under this Agreement and of each Party in any certificate delivered hereunder, respectively, shall not survive beyond the Closing Date or a termination of this Agreement.

      7.2 Exclusion of Warranties. The Subject Assets will be sold and delivered and taken over "AS IS, WHERE IS," on the Closing Date by Buyer without any warranty or representation by Sellers whatsoever, express or implied, as to the design, quality, condition, merchantability or seaworthiness, or as to the fitness of the Vessels or the Equipment for any particular purpose or trade, and the bills of sale referred to in Section 4.1(b) shall so provide. Except as provided in Section 14.9, after the Closing, Sellers shall have no obligation with respect to the Subject Assets. Buyer's execution of the Protocol of Delivery and Acceptance shall be conclusive evidence of Buyer's acceptance of the condition of the Vessels and the other Subject Assets.

      7.3 No Assumption of Liabilities. Other than with respect to the Assumed Liabilities, Buyer will not assume, and hereby expressly disclaims any assumption of, any Indebtedness, Liabilities or obligations (absolute or contingent) of any kind of Sellers, including but not limited to (i) accounts payable, (ii) Indebtedness of Sellers for money borrowed, (iii) Taxes of Sellers or relating to ownership, use or operation of the Subject Assets on or prior to the Closing Date, (iv) claims, litigation, Liabilities or obligations arising out of or relating to the operations of Sellers, (v) Liabilities or obligations of any kind in respect of any past or present stockholders, directors, officers, employees or consultants of Sellers, whether under any contract or agreement, pursuant to any pension plan or employee benefit plan or welfare plan, or otherwise, (vi) Liabilities or obligations relating to recapture or any depreciable deduction, and/or (vii) any other Liabilities or obligations of or relating to Sellers or any of their Affiliates or related entities in any manner whatsoever.

      7.4 No Obligation for Employees. Buyer may offer employment to any Employee without restriction by the Sellers. Sellers shall be responsible for any Employee who is not offered employment and for complying with any applicable notice or other requirements of applicable Law with respect to termination of employees and layoffs. In addition, Sellers shall be responsible for satisfying any employee benefit obligations relating to employment of Employees on and prior to the Closing Date. Nothing in this Section 7.4 shall be deemed to impose upon Buyer any Liabilities or responsibilities regarding individuals who do not become employees of Buyer pursuant to offers of employment to Employees, including, without limitation, Liabilities or responsibilities for (i) pension, retirement, profit-sharing, savings, medical, dental, disability income, continuing health coverage benefits, life insurance or accidental death benefits, whether insured or self-insured, whether funded or unfunded, (ii) workers' compensation (both long term and short term) benefits, whether insured or self-insured, whether or not accruing or based upon exposure to conditions prior to the date of this Agreement or for claims incurred or for disabilities commencing prior to the Closing Date, or (iii) severance benefits. None of the Parties intend to create any rights or obligations for employment and no past, present or future employees of Sellers or Buyer shall be treated as third-party beneficiaries of this Section 7.4.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

      8.1 Buyer's Conditions Precedent. In addition to the condition set forth in Section 9.2 hereof, Buyer's obligation to consummate the transactions contemplated by this Agreement, including, without limitation, to accept the Subject Assets from Sellers and to pay the Purchase Price in accordance with
Article III of this Agreement, is subject to fulfillment on or before the Closing Date, of each the following conditions precedent:

            (a) all Governmental Approvals that are required to be obtained in connection with the execution, delivery and performance of this Agreement and the related documents have been obtained and are in effect at Closing, including, without limitation, that, if applicable, the waiting period under the HSR Act shall have expired or early termination shall have been granted;

            (b) all consents, waivers and approvals from all Governmental Authorities, third parties and such other entities, as necessary for the consummation of the Transaction shall have been obtained and Buyer shall have received copies thereof;

            (c) Sellers shall have performed and complied in all respects with all obligations and agreements required in this Agreement to be performed or complied with by it prior to the Closing Date, including, without limitation, the transfer, conveyance, assignment and delivery to Buyer of the Subject Assets free and clear of all Liens (other than Permitted Exceptions);

            (d) Sellers' representations and warranties in Article VI of this Agreement that are qualified as to materiality or by the term "Material Adverse Effect" shall be true and correct in all respects as of the Closing and any such representations and warranties that are not so qualified shall be true and correct in all material respects as of the Closing as though made at and as of the Closing (or if made as of a specified date, only as of such date);

            (e) Sellers have completed all deliveries they are required to make under Section 4.1;

            (f) there shall not have occurred since the Effective Date and be continuing as of the Closing Date any Material Adverse Effect;

            (g) there shall not be in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

            (h) the Scheduling Order shall have been entered by the Bankruptcy Court in a form and substance reasonably acceptable to the Buyer and such Order shall be a Final Order; and

            (i) Sellers have complied in all material respects with their obligations under paragraphs (a) through (k) of Section 9.1 of this Agreement.

      8.2 Sellers' Conditions Precedent. In addition to the condition set forth in Section 9.2 hereof, Sellers' obligation to consummate the transactions contemplated by this Agreement, including, without limitation, to sell, transfer, assign, convey and deliver the Subject Assets to Buyer at Closing is subject to fulfillment on or before the Closing Date, of each of the following conditions precedent:

            (a) all Governmental Approvals that are required to be obtained in connection with the execution, delivery and performance of this Agreement and the related documents have been obtained and are in effect at Closing, including, without limitation, that, if applicable, the waiting period under the HSR Act shall have expired or early termination shall have been granted;

            (b) all consents, waivers and approvals from all Governmental Authorities, third parties and such other entities, as necessary for the consummation of the Transaction shall have been obtained;

            (c) Buyer's representations and warranties in Article V of this Agreement that are qualified as to materiality shall be true and correct in all respects as of the Closing and any such representations and warranties that are not so qualified shall be true and correct in all material respects as of the Closing as though made at and as of the Closing (or if made as of a specified date, only as of such date);

            (d) Buyer has paid Sellers the amounts required under Sections 4.2(b) of this Agreement; and

            (e) Buyer has made the other deliveries required under Section 4.2 of this Agreement.

                                   ARTICLE IX
                               SELLERS' BANKRUPTCY

      9.1 Procedure for Approval of Transaction.

            (a) Filing of Appropriate Motions; Provision of Notice. As soon as reasonably practicable following execution of this Agreement (but in any event no later than the date that is three (3) Business Days following the Effective Date), Sellers shall file with the Bankruptcy Court (i) the Sale Motion, seeking entry of the Approval Order and (ii) the Scheduling Motion, seeking entry of the Scheduling Order. Buyer agrees that it will promptly take such actions as are reasonably requested by Sellers to assist in obtaining the Approval Order and the Scheduling Order, including furnishing affidavits or other documents or information for filing with the Bankruptcy Court for the purposes, among others, of providing necessary assurances of performance by Buyer under this Agreement and demonstrating that Buyer is a "good faith" purchaser under Section 363(m) of the Bankruptcy Code. In the event the entry of the Approval Order or the Scheduling Order shall be appealed, Sellers and Buyer shall each use its commercially reasonable efforts to defend such appeal. Sellers shall give notice of the Sale Motion, Scheduling Motion and Sale Hearing as reasonably requested by Buyer and required by the Bankruptcy Code or applicable Bankruptcy Rules.

            (b) Scheduling Motion. Sellers shall request the scheduling of the Scheduling Hearing on the first available and practicable date after the Effective Date, but in any event not later than twenty-one (21) days after filing the Scheduling Motion.

            (c) Form of Scheduling Order. Simultaneously with their filing of the Scheduling Motion, Sellers shall submit the Scheduling Order for the Bankruptcy Court's approval and execution. The Scheduling Order shall approve the procedures attached hereto as Exhibit G, including, among other things, (i) the approval of competitive bidding and sale procedures and the payment of the Break-Up Fee and Expense Reimbursement and (ii) the scheduling of the Auction to occur after the entry of the Scheduling Order as specified in Exhibit G.

            (d) Back-Up Bidder. Provided a Competing Transaction fails to close and this Agreement has not been terminated, Buyer shall remain obligated to consummate the Transaction for a period of sixty (60) days after the Bankruptcy Court enters an Order authorizing the Competing Transaction; provided Sellers seek to obtain such Order authorizing the Competing Transaction within fourteen (14) days of the date on which the Auction concludes.

            (e) Break-Up Fee and Expense Reimbursement. If, following the entry of the Scheduling Order, this Agreement is terminated (i) by Sellers pursuant to Section 13.1(b) or by Buyer pursuant to Sections 13.1(c) or
      (g) or (ii) by either Party pursuant to Section 13.1(f), Sellers agree to pay to Buyer:

                  (i) an amount equal to $1,878,500 (which is an amount equal to two and one half percent (2.5%) of the value attributable by Buyer to the Break-Up Fee Assets, which, solely for purposes of calculating the Break-Up Fee and for no other purpose, is hereby fixed by Buyer at Seventy-Five Million One Hundred Thousand Dollars ($75,100,000)) as a break up fee (the "Break-Up Fee"); and

                  (ii) an amount in respect of the reasonable expenses of
            outside counsel in connection with drafting, negotiating and performing this Agreement and fees and other reasonable expenses incurred in connection herewith (including, without limitation, any filing fees (including with respect to the HSR Act), or other amounts seeking the approvals necessary and appropriate to consummate the Transaction), in each case as actually incurred by Buyer (but not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate) (the "Expense Reimbursement").

      The combined Break-Up Fee and Expense Reimbursement shall be payable by Sellers as a superpriority administrative expense claim (and, in the case of the Break-Up Fee, shall be payable by Sellers without the need for further application or request filed with the Bankruptcy Court) to Buyer in cash, by wire transfer of immediately available funds to an account designated by Buyer. In the event the Break-Up Fee and Expense Reimbursement become payable for any reason other than the sale of all or any portion of the Subject Assets to a Person other than Buyer, Sellers shall pay to Buyer the Break-Up Fee and Expense Reimbursement on the earlier of (A) the effective date of any chapter 11 plan confirmed in the Bankruptcy Case, or (B) one (1) year after the Petition Date. In the event the Break-Up Fee and Expense Reimbursement become payable because of the sale of all or any portion of the Subject Assets (including as part of a Competing Transaction) to a Person other than Buyer, Sellers shall pay to Buyer the Break-Up Fee and Expense Reimbursement contemporaneously with the consummation of a Competing Transaction or other applicable sale of the Subject Assets or any portion thereof. The combined Break-Up Fee and Expense Reimbursement shall be paid in recognition of the substantial costs incurred by Buyer in evaluating the Transaction, negotiating this Agreement, and otherwise devoting its time, attention and resources to closing the Transaction. Upon payment of the Break-Up Fee, Sellers shall be fully released and discharged from any liability or obligation under or resulting from this Agreement and Buyer shall not have any other remedy or cause of action under or relating to this Agreement or any applicable Law.

            (f) Sale Motion. Sellers shall file the Sale Motion seeking entry of the Approval Order and deadlines for filing and serving objections and responses to the relief requested in the Sale Motion as set forth in
      Section 9.1(a) above, and requesting that the Sale Hearing occur on a date that is within fifty (50) days after entry of the Scheduling Order.

            (g) Proposal and Submission of Approval Order. Simultaneously with the submission of the Sale Motion, Sellers shall propose and submit the Approval Order to the Bankruptcy Court for execution at the Sale Hearing. The Approval Order shall be submitted to Buyer for its review (and shall be subject to its reasonable approval) prior to the filing of same with the Bankruptcy Court.

            (h) Assumption of Executory Contracts and Unexpired Leases. Sellers will assume and assign to Buyer the Purchased Contracts at the Closing. Sellers will request as part of the Sale Motion that Sellers be granted authority to file with the Bankruptcy Court and serve on all non-Seller parties to the Purchased Contracts notice of Sellers' intent to assume and assign that party's Contract, with such notice to be served no later than twenty (20) days before the Sale Hearing. The cure amount for the Purchased Contracts to be assumed shall be included in that party's notice. Sellers shall further request that the non-Seller party have until seven (7) days before the Sale Hearing to object to the cure amount listed, and must state in its objection with specificity what the proper cure amount should be and provide sufficient documentation in support thereof. If no objection is timely received, Sellers shall request that the Bankruptcy Court set the cure amount as the amount listed in the notice.

            (i) Cooperation. Buyer and Sellers shall cooperate in filing and prosecuting the Scheduling Motion and Sale Motion and obtaining entry of the Scheduling Order and the Approval Order.

            (j) Solicitation of Bidders. Except in connection with the Auction or as otherwise consistent with the Bidding Procedures, the Scheduling Order or any other Order of the Bankruptcy Court, Sellers shall not, and shall cause their respective employees, officers, directors, representatives and agents not to, solicit or initiate discussions or negotiations with any Person (other than Buyer) with respect to the Subject Assets (or any portion thereof) or a Competing Transaction without the written consent of Buyer. Notwithstanding the foregoing, nothing contained herein shall prohibit the Sellers or their respective employees, officers, directors, representatives and agents from providing information to any Person in response to unsolicited inquiries regarding a potential Competing Transaction.

            (k) Contact with Other Prospective Buyers. Buyer shall not contact any other Person with respect to the Subject Assets or a Competing Transaction as a prospective Buyer, without the written consent of Sellers.

      9.2 Condition to Closing Relating to Bankruptcy. In addition to the conditions to Closing set forth in Sections 8.1 and 8.2 of this Agreement, the Closing shall be subject to the satisfaction of the condition that the Bankruptcy Court shall have entered the Approval Order, and such order shall be a Final Order.

                                   ARTICLE X
                                   COVENANTS;
                    TRANSFER OF TITLE AND DELIVERY OF VESSELS

      10.1 Covenants with Respect to Conduct Prior to Closing. During the period from the date hereof through the Closing Date, the Sellers and Buyer covenant and agree as follows:

            (a) Access. Each Seller agrees that, prior to the Closing Date, Buyer shall be entitled, through its officers, employees and representatives (including, without limitation, its legal advisors and accountants), to make such investigation of the Subject Assets and Assumed Liabilities and related properties of Sellers as it reasonably requests and deems necessary or appropriate for the purposes of familiarizing itself with and evaluating the Subject Assets and Assumed Liabilities or obtaining any necessary and appropriate Permits for the transactions contemplated by this Agreement, and the Buyer shall be permitted to make extracts and copies of such information. Any such investigation and examination shall be conducted under reasonable circumstances, and Sellers shall cooperate fully therein. No investigation by Buyer prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of Sellers contained herein. In order that Buyer may have full opportunity to make such physical and diligence review, examination or investigation as it may reasonably request of the Subject Assets, Sellers shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of Sellers to cooperate fully with such representatives in connection with such review and examination. Without limiting the generality of the foregoing, Buyer shall be entitled to conduct or cause to be conducted at or on the Subject Assets such surveys, tests and inspections, including, environmental inspections and tests, as Buyer shall deem necessary or useful in connection with its acquisition of such Subject Assets.

            (b) Operation of Subject Assets. Except as otherwise expressly provided by this Agreement or with the prior written consent of Buyer, Sellers shall own, use and operate the Subject Assets only in the ordinary course of business consistent with past practice of Sellers after the Petition Date and preserve such assets in their current condition (ordinary wear and tear excepted), shall comply in all material respects with all applicable Laws in regard to the Subject Assets and Assumed Liabilities, shall not take any action which would adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement, shall not introduce any material change with respect to the operation of the Subject Assets, in each case, other than in the ordinary course of business of Sellers after the Petition Date or enter into any transaction or enter into, modify or renew any Contract relating to the Subject Assets that is not in the ordinary course of business of Sellers after the Petition Date, and shall not agree to do anything prohibited by this Section 10.1(b) or anything that would make any of the representations and warranties of the Sellers in this Agreement untrue or incorrect in any material respect.

            (c) Consents. Sellers shall use their best efforts, and Buyer shall cooperate with Sellers, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement.

            (d) Governmental Approvals. In addition to the matters to be presented to the Bankruptcy Court under Section 9.1 hereof, as promptly as practical after the date of this Agreement, each Seller shall make all filings required by applicable Law to be made by it in order to consummate the transactions contemplated by this Agreement. In addition, (and if applicable) Sellers and Buyer shall make or cause to be made such filings and Buyer shall pay any fees under the HSR Act within seven (7) Business Days of the entry of the Scheduling Order and such Parties shall request earlier termination of the waiting period thereunder. All documents required to be filed by any Seller with any Governmental Authority in connection with this Agreement or the transactions contemplated by this Agreement will comply in all material respects with the provisions of applicable Law. Each Seller and Buyer agree to cooperate and use their best efforts to obtain all (and will immediately prepare all registrations, filings and applications, requests and notices preliminary to obtaining all) Governmental Approvals, Orders and Permits that may be necessary or which may be reasonably requested by Buyer to consummate the transactions contemplated by this Agreement, including, without limitation, notifying foreign, state and local agencies that have issued Permits to any Seller or one or more of its employees of the consummation of the transactions contemplated hereby; provided, however, that, notwithstanding anything to the contrary provided herein, neither Buyer nor any of its Affiliates shall be required in connection with obtaining such Governmental Approvals (i) to hold separate (including by trust or otherwise) or divest any of its businesses, product lines or assets, or any of the Subject Assets, (ii) to agree to any limitation on the operation or conduct of its business and operations or the Subject Assets, or (iii) to waive any of the conditions to this Agreement set forth in
      Section 8.1.

            (e) Notification of Certain Matters. Sellers shall give prompt written notice to Buyer of, (i) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty of such Seller contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date, (ii) any failure of any Seller, as the case may be, to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under this Agreement,
      (iii) the occurrence of any fact or condition after the date of this Agreement that would be reasonably likely to cause or constitute a breach of any representation or warranty had such representation or warranty been made at the time of the occurrence, or such Seller's discovery of, such fact or condition, (iv) any fact or condition of which Seller obtains knowledge which has had or could reasonably be expected to have or result in a Material Adverse Effect, and (v) the occurrence of any event that may make the satisfaction of the conditions set out in Article VIII impossible or unlikely. No such notification shall affect the representations or warranties of the Sellers or the conditions to their respective obligations hereunder.

      10.2 Transfer of Title. Title and risk of loss of or damage to the Subject Assets will pass from Sellers to Buyer at the time appearing on the Protocol of Delivery and Acceptance (provided for in Section 10.6) which shall be the time of Closing.

      10.3 Inspections and Due Diligence. On or prior to the Effective Date, Buyer shall have inspected and accepted each Vessel's classification records.

      10.4 Notices; Time and Place of Delivery.

            (a) Sellers shall prepare the Subject Assets for delivery in due course and in time for the Closing, and shall keep Buyer well informed of the state of readiness for delivery of the Subject Assets.

            (b) Sellers shall deliver the Vessels at a safe and accessible berth or anchorage at the Port of New Orleans, Louisiana or such other location to be determined by the Parties. The Equipment, Inventory and other Subject Assets (other than the Vessels) shall be delivered at its location at the time of the Closing, which location Sellers shall notify to Buyer in advance of the Closing.

      10.5 Buyer Responsibilities Upon Delivery. Immediately upon delivery, Buyer shall have and assume all responsibility and liability as to any tugboats or other boats or related equipment necessary to secure the Vessels at their berths or transfer the Vessels to other berths at Buyer's choice. Buyer will secure all necessary arrangements and approvals through the U.S. Coast Guard, Port of New Orleans, Louisiana or other appropriate governmental or regulatory authority regarding the berthing or transfer of the Vessels upon delivery by Sellers.

      10.6 Delivery Procedure. Sellers shall deliver the Vessels and Equipment to a duly authorized representative of Buyer who shall execute and deliver to Sellers a "Protocol of Delivery and Acceptance" in the form attached hereto as Exhibit H, which shall evidence the delivery of the respective Vessel to Buyer.

      10.7 Spares, etc. Forwarding charges for spare parts and spare equipment, if any, shall be for Buyer's account. Captain's, officers' and crew's personal belongings including the slop chest are excluded from the Transaction.

                                   ARTICLE XI
                                      TAXES

      11.1 Responsibility for Taxes.

            (a) In accordance with Section 1146(c) of the Bankruptcy Code, the making or delivery of any instrument of transfer, including the filing of any deed or other document of transfer to evidence, effectuate or perfect the rights, transfers and interests contemplated by this Agreement, shall be in connection with the Approval Order and as such shall be free and clear of any and all transfer Tax, stamp Tax or similar Taxes; provided, however, that if any such Taxes are due in connection with the transactions contemplated herein, Buyer, on the one hand, and Sellers, on the other hand, shall each pay one-half of the amount of any such Taxes and they shall pay such amount in a timely manner. The instruments transferring the Subject Assets to Buyer shall contain the following endorsement:

                  "Because this instrument has been authorized pursuant to an Order of the United States Bankruptcy Court for the Eastern District of Louisiana, in connection with a plan of reorganization of the

                  Grantor, it is exempt from transfer taxes, stamp taxes or similar taxes pursuant to 11 U.S.C. Section 1146(c)".

            (b) Except as otherwise provided in this Section 11.1(b), Sellers shall bear all property and ad valorem tax liabilities with respect to the Subject Assets if the Lien or assessment date arises prior to the Closing Date irrespective of the reporting and payment dates of such Taxes. All ad valorem and other real property Taxes, personal property Taxes, or ad valorem obligations and similar recurring Taxes and fees on the Subject Assets for taxable periods beginning before, and ending after, the Closing Date, shall be prorated between Buyer, on the one hand, and Sellers, on the other hand, as of 12:01 a.m., New York time, on the Closing Date. With respect to Taxes described in this Section 11.1(b), Seller shall timely file all Tax Returns due before the Closing Date with respect to such Taxes and Buyer shall prepare and timely file all Tax Returns due after the Closing Date with respect to such Taxes. If one Party remits to the appropriate Taxing Authority payment for Taxes, which are subject to proration under this Section 11.1(b) and such payment includes the other Party's share of such Taxes, such other party shall promptly reimburse the remitting party for its share of such Taxes.

      11.2 Cooperation on Tax Matters. Buyer and Sellers shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance relating to the Subject Assets and the Assumed Liabilities as is reasonably necessary for the preparation and filing of any Tax Return, claim for refund or other required or optional filings relating to Tax matters, for the preparation for any Tax audit, for the preparation for any Tax protest, for the prosecution or defense of any suit or other proceeding relating to Tax matters.

      11.3 Preparation of Allocation Schedule.

            (a) Not later than sixty (60) days after the Closing Date, Buyer shall prepare and deliver to Sellers copies of Form 8594 and any required exhibits thereto (the "Asset Acquisition Statement") allocating the total consideration paid to Sellers hereunder among the Subject Assets. Buyer shall prepare and deliver to Sellers from time to time revised copies of the Asset Acquisition Statement (the "Revised Statements") so as to report any matters on the Asset Acquisition Statement that need updating (including purchase price adjustments, if any). The total consideration paid by Buyer for the Subject Assets shall be allocated in accordance with the Asset Acquisition Statement or, if applicable, the last Revised Statements, provided by Buyer to Sellers, and all income Tax Returns and reports filed by Buyer and Sellers shall be prepared consistently with such allocation.

            (b) The Asset Acquisition Statement, however, shall not be inconsistent with any final determination by the Bankruptcy Court, made in its sole discretion after notice to all parties in interest, concerning the values of the Subject Assets. Any such determination by the Bankruptcy Court will govern the allocation of the total consideration paid to Sellers hereunder among the Subject Assets for all purposes.

                                  ARTICLE XII
                   DISPUTE RESOLUTION; SERVICE; GOVERNING LAW

      12.1 Dispute Resolution; Service of Process; Waiver of Jury Trial.

            (a) If any dispute should arise in connection with the interpretation and fulfillment of this Agreement, the dispute will be brought in the United States Bankruptcy Court for the Eastern District of Louisiana or such other court as may have jurisdiction over the Bankruptcy Case; provided, however, that if the Bankruptcy Court refuses to accept jurisdiction over any such dispute, then each Party hereto hereby irrevocably submits to and accepts for itself and its properties, generally and unconditionally, the non-exclusive jurisdiction of and service of process pursuant to the laws of the State of New York and the rules of its courts, waives any defense of forum non conveniens and agrees to be bound by any judgment rendered thereby arising under or out of in respect of or in connection with this Agreement or obligation hereunder. Each Party further irrevocably designates and appoints the individual identified in or pursuant to Section 14.3 hereof to receive notices on its behalf, as its agent to receive on its behalf service of all process in any such Action before any Governmental Authority, such service being hereby acknowledged to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each party at its address provided in Section 14.3; provided, that unless otherwise provided by applicable Law, any failure to mail such copy shall not affect the validity of the service of such process. If any agent so appointed refuses to accept service, the designating party hereby agrees that service of process sufficient for personal jurisdiction in any action against it in the applicable jurisdiction may be made by registered or certified mail, return receipt requested, to its address provided in
      Section 14.3. Each party hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by Law or shall limit the right of any party to bring any action or proceeding against the other party in any other jurisdiction if the Bankruptcy Court refuses to accept jurisdiction. Nothing herein shall limit or otherwise affect any choice of Law or choice of venue made by any Seller and Buyer in any other agreement to which they are both a party.

            (b) THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      12.2 Governing Law. This Agreement shall be governed by and construed in accordance with the Bankruptcy Code and, to the extent not inconsistent with the Bankruptcy Code, the internal laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than New York to be applied. In furtherance of the foregoing, the law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of laws analysis, the substantive law of some other jurisdiction would ordinarily apply.

                                  ARTICLE XIII
                                   TERMINATION

      13.1 Termination. This Agreement may be terminated at any time at or before the Closing (the "Termination Date"), as follows:

            (a) in writing, by mutual consent of the Parties;

            (b) at the election of Sellers, on or after June 30, 2005 if the Closing shall not have occurred by the close of business on such date; provided that Sellers are not in material default of their obligations hereunder; and provided further, however, that if the Closing shall not have occurred by the close of business on June 30, 2005 due solely to the failure of the Bankruptcy Court to enter the Approval Order and all other conditions to the obligations of Buyer to close hereunder that are capable of being fulfilled by June 30, 2005 shall have been so fulfilled or waived (other than those conditions that, by their terms, cannot be satisfied until Closing), then Sellers may not terminate this Agreement under this subsection prior to July 31, 2005;

            (c) at the election of Buyer, on or after the earlier (such earlier date, the "Outside Date") of:

                  (i) June 30, 2005, if the Closing has not occurred by such date and an Order authorizing a Competing Transaction has not been entered by such date; and

                  (ii) sixty (60) days after entry of an Order authorizing a
            Competing Transaction;

      provided, that, in each case, Buyer is not in material default of its obligations under this Agreement; provided, further, however, that if the Closing shall not have occurred by June 30, 2005 due solely to the failure of the Bankruptcy Court to enter the Approval Order (other than as a result of Sellers' failure to prosecute the Sale Motion and/or timely pursue entry of the Approval Order) and all other conditions to the obligations of Seller to close hereunder that are capable of being fulfilled by June 30, 2005 shall have been so fulfilled or waived (other than those conditions that, by their terms, cannot be satisfied until Closing), then Buyer shall not have the right to terminate this Agreement under clause (i) above prior to July 31, 2005. If the Bankruptcy Court has entered an Approval Order approving the Transaction prior to June 30, 2005, but such Order has not become a Final Order by June 30, 2005, Buyer may not terminate this Agreement under clause (i) above until the date that is ten (10) Business Days after the Approval Order becomes a Final Order. If the date for termination under this subsection (c) shall have been extended to July 31, 2005 due to the failure of the Bankruptcy Court to enter the Approval Order on or before June 30, 2005, and the Bankruptcy Court shall then have entered the Approval Order on or prior to July 31, 2005, then Buyer shall not be permitted to terminate this Agreement until the later of (x) July 31, 2005 and (y) after the date that immediately follows the date on which the Approval Order becomes a Final Order;

            (d) by Sellers, on the one hand, or Buyer, on the other hand, if there shall be any applicable Law (including, without limitation, a nonappealable Final Order of a Governmental Authority of competent jurisdiction) restraining, enjoining or otherwise prohibiting the consummation of the Transaction;

            (e) by Buyer, if a Scheduling Order in the form and substance contemplated by this Agreement (unless Buyer shall have agreed to all modifications) shall not have been approved by the Bankruptcy Court on or before May 4, 2005 and entered promptly thereafter, and, as of the time of such termination of this Agreement, the Scheduling Order shall not have been entered by the Bankruptcy Court;

            (f) without further notice or action, by Buyer or Sellers upon the consummation of a Competing Transaction;

            (g) by Buyer, so long as Buyer is not then in material breach of its obligations under this Agreement, if there shall have been a material breach by any of Sellers of any representation, warranty, covenant or agreement of any Seller set forth in this Agreement resulting in a Material Adverse Effect, in each case such that the conditions set forth in Section 8.1 would not be satisfied and such breach (i) cannot be cured by the Outside Date or (ii) has not been cured within thirty (30) days of the date on which the applicable Seller receives written notice thereof from Buyer; or

            (h) by Sellers, so long as no Seller is then in material breach of its obligations under this Agreement, if there shall have been a material breach by the Buyer of any representation, warranty, covenant or agreement of Buyer set forth in this Agreement, in each case such that the conditions set forth in Section 8.2 would not be satisfied and such breach
      (i) cannot be cured by the Outside Date or (ii) has not been cured within thirty (30) days of the date on which the Buyer receives written notice thereof from Sellers.

      13.2 Procedure Upon Termination. In the event of termination and abandonment by Buyer or Sellers, or both, pursuant to Section 13.1 hereof, except as provided in Section 13.1(f)(in which case no notice shall be required), written notice thereof shall forthwith be given to the other Party or Parties, and this Agreement shall terminate, and the purchase of the Subject Assets hereunder shall be abandoned, without further action by Buyer or Sellers.

      13.3 Effect of Termination. In the event that this Agreement is validly terminated as provided herein, then each of the Parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Buyer or Sellers; provided, however, that the rights and obligations of the Parties set forth in Sections 3.2, 9.1(e), 14.13 and this
Section 13.3 shall survive any such termination and shall be enforceable hereunder; provided, further, however, that nothing in this Section 13.3 shall relieve Buyer or Sellers of any liability for any willful breach of its obligations under this Agreement in any material respect.

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

      14.1 Amendments and Waivers. This Agreement may be amended and any provision hereof may be waived from time to time only by written agreement signed by the Parties. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      14.2 Severability. If any provision of this Agreement is held to be in conflict with any Law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or sections of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

      14.3 Notices. Unless otherwise provided in this Agreement, any notice permitted or required hereunder must be in writing and shall be deemed given (i) when personally delivered (with confirmation of receipt), (ii) one Business Day following the day sent by overnight delivery service (with written confirmation of receipt), (iii) upon written confirmation of receipt after being sent by United States registered or certified mail, postage prepaid, or (iv) when sent by telecopy (provided that the telecopy is confirmed by written transmission), addressed as follows:

            If to Buyer to:

            Cal Dive International, Inc.
            c/o Martin R. Ferron, President
            400 N. Sam Houston Parkway E.
            Suite 400
            Houston, Texas 77060

            Telecopier: (281) 618-0500

            with a copy to:

            Weil, Gotshal & Manges LLP
            c/o Alfredo R. Perez
            700 Louisiana, Suite 1600
            Houston, Texas 77002
            Telecopier:  (713) 224-9511

            If to Sellers to:

            Torch Offshore, Inc.
            c/o David Phelps, Chief Restructuring Advisor
            Telecopier:  (877) 711-6966
            c/o Robert Fulton, Manager
            Telecopier:  (504) 367-8605
            401 Whitney Avenue, Suite 400
            Gretna, Louisiana 70056

            with a copy to:

            Bridge Associates, LLC
            c/o Anthony Schnelling
            747 3rd Avenue, Suite 32A
            New York, New York 10017
            Telecopier:  (212) 207-9294

            Raymond James & Associates
            c/o Raj Singh
            250 Park Avenue, 2nd Floor
            New York, New York 10077
            Telecopier: (212) 297-5613

            King & Spalding LLP
            c/o George B. South III
            1185 Avenue of the Americas
            New York, New York 10036
            Telecopier: (212) 556-2222

      Any purported notice by e-mail shall be without effect. All notices required under this Agreement should specifically state that this is a "Notice pursuant to Section 14.3 of the Torch Asset Purchase Agreement."

      14.4 Captions. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified.

      14.5 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the Parties.

      14.6 Counterparts; Delivery by Facsimile. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement. This Agreement, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original Contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such Contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such Contract shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a Contract and each such party forever waives any such defense.

      14.7 General Interpretive Principles. Except as otherwise expressly provided or unless the context otherwise requires, the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference in this Agreement to $ shall mean U.S. dollars. The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement. The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

      14.8 Punitive, Consequential, and Special Damages. Under no circumstances shall either Party be liable to the other for any punitive, consequential, or special damages.

      14.9 Further Assurances. Sellers and Buyer agree to take all necessary action and to deliver or cause to be delivered at Closing and at such other times thereafter any such additional certificates, documents or instruments as either of them may reasonably request for the purposes of carrying out this Agreement and the transactions contemplated hereby. Without limitation of the foregoing, from time to time following the Closing, Sellers and Buyer shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquaintances and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Buyer and its respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Buyer under this Agreement and to assure fully to Sellers and its successors and assigns, the assumption of the liabilities and obligations intended to be assumed by Buyer under this Agreement, and to otherwise make effective the transactions contemplated hereby.

      14.10 Entire Agreement. This Agreement, including any Exhibits and Schedules attached hereto, constitutes the entire understanding and agreement among the parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as contained in this Agreement. Except as specifically set forth herein, this Agreement is not dependent upon the existence of any other agreement.

      14.11 Finders or Broker's Fees. With the exception of their respective financial advisors, Bridge Associates LLC and Raymond James & Associates, each of Buyer (on the one hand), and Sellers (on the other hand), represents and warrants that neither it nor any of its respective affiliates has dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. Each party shall bear the fees and expenses of its respective financial advisors; except as contemplated by the provisions relating to the Expense Reimbursement.

      14.12 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any Seller or Buyer (by operation of law or otherwise) without the prior written consent of the other Parties hereto and any attempted assignment without the required consents shall be void; provided, however, that Buyer may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, Buyer's rights to purchase the Subject Assets) to any Affiliate of Buyer or any Person from which it has borrowed money; provided, further, that in the event of any such assignment, Buyer shall not be relieved of its obligations hereunder. Upon any such permitted assignment, the references in this Agreement to Buyer shall also apply to any such assignee unless the context otherwise requires.

      14.13 Publicity. Neither any Seller nor Buyer shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other Parties hereto, which approval will not be unreasonably withheld or delayed, except to the extent that a particular action is required by applicable Law or by the applicable rules of any stock exchange on which Buyer or Seller lists securities, provided that, to the extent required by applicable Law, the party intending to make such release shall use its best efforts consistent with such applicable Law to consult with the other party with respect to the text thereof.

      IN WITNESS WHEREOF both parties have hereunto placed their signatures on the day and year first written above.

                                              SELLERS:

                                              TORCH OFFSHORE, INC.

                                              /s/ Robert E. Fulton
                                              --------------------
                                              Robert E. Fulton
                                              Chief Financial Officer

                                              /s/ Lana J. Hingle Stockstill
                                              -----------------------------
                                              Lana J. Hingle Stocksill
                                              Chief Administrative Officer

                                              TORCH OFFSHORE L.L.C.
                                              TORCH EXPRESS L.L.C.

                                              /s/ Robert E. Fulton
                                              --------------------
                                              Robert E. Fulton
                                              Chief Financial Officer

                                              BUYER:

                                              CAL DIVE INTERNATIONAL, INC.

                                              BY: /s/ Martin R. Ferron
                                                  --------------------
                                              ITS: President and COO

                                 SCHEDULE 5.3(a)

                             CONFLICTS AND DEFAULTS

None.

                                 SCHEDULE 5.3(b)

                             CONSENTS AND APPROVALS

None.

                                 SCHEDULE 6.3(a)

                             CONFLICTS AND DEFAULTS

The following customers have projects that are currently being performed by the
Sellers:

Remington Oil & Gas

LLOG Exploration Offshore, Inc.

Magnum Hunter

The following customers have projects that are scheduled to be performed by the
Sellers:

Hunt Oil Company

Houston Exploration

Energy Partners, LTD

Remington Oil & Gas

The inability to complete these projects with the Subject Assets may cause defaults under the customer contracts.

                                 SCHEDULE 6.3(b)

                             CONSENTS AND APPROVALS

None.

                                  SCHEDULE 6.4

                                      TAXES

1.    Louisiana Department of Revenue - Q4 2004 sales tax - not yet paid

2. Louisiana Department of Revenue - Disputed Sales Tax amounts for 1/1/2001 to 7/31/2003

3.    Terribone Parish - 2004 property taxes - not yet paid

4.    Jefferson Parish - 2004 property taxes - not yet paid

5. Torch Offshore, Inc. Consolidated 2004 Federal Income Tax Return - not yet filed

6.    State of Delaware - 2004 franchise tax - partially paid

7.    State of Louisiana - 2004 State Income Tax Return - on extension

8.    State of Texas - 2004 property tax

9.    Form 5500 - 401K plan - 2004

10.   Vanuatu - 2004 tonnage tax not yet paid

11. Sellers have not filed any Personal Property Reports with the Parish Assessor of either Jefferson, Plaquemines or Terribone Parish for 2005 or any prior periods.

                                 SCHEDULE 6.5(b)

                                LICENSED SOFTWARE

Siemens Ship Management Software - consent of Siemens required to transfer

                                  SCHEDULE 6.6

                                LEGAL PROCEEDINGS

1. Personal Injury: Tim Johnson v. Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-1445

2. Petition to recognize privilege and lien: Laredo Offshore v. Tana Exploration; 32nd JDC; No. 144082

3. Enforcement of maritime lien for crew wages : C-Mar America, Inc. v. M/V Midnight Wrangler, her engines, freights, tackle, apparel, etc., in rem.; USDC TX Eastern; No. 1-04CV0792

4. Wrongful Death: Jamie R. Nini, et al versus Torch Offshore, Inc., et al; 17th Judicial District; No. 97996 Div:"A"

5. Personal Injury: Brent Sahm versus Torch Offshore, Inc. and North American Capacity Insurance Company; United States District Court for the Eastern District of Louisiana; No. 04-1524 S (3)

6. Personal Injury: Brian Wisenbaker versus Torch, Inc.; United States District Court for Western District of Louisiana; No. CV03-1005

7. Personal Injury: David Lee Pearson versus Torch Offshore, Inc.; Western District of LA; No. CV04-1208 L-O

8. Personal Injury: Eric Mose vs. C-Mar America, Inc, C-Mar Services (Canada) LTD. And Torch Offshore, Inc.; 80th Judicial District Court; No. 2004-67957

9. Personal Injury: Floyd Prejean versus Torch Offshore, Inc. & N. Am. ; United States District Court for the Eastern District of Louisiana; No. 04-1871 A (1)

10. Personal Injury: Greg Hoy Weber versus Torch, Inc.; 38th Judicial District; No. 10-15810

11. Personal Injury: Ira Duplantis versus Torch Inc.; 24th Judicial District; No. 581-518 Div:"L"

12. Personal Injury: Jeffrey Blackmore versus Torch Offshore, Inc.; 24th Judicial District; No. 608-655 Div:"C"

13. Personal Injury: John F. Dressing versus Torch Offshore, Inc.; Southern District of Texas/Galveston Div.; No. G-04-416

14. Personal Injury: Joseph Newman, Jr. versus Torch, Inc. and Offshore Express, Inc.; Western District of LA; No. CV04-1925 L-O

15. Personal Injury: Keith Lewis versus Torch Offshore, Inc., Abdon Callais Offshore, LLC and Chevron U.S.A., Inc.; Civil District Court - Orleans Parish; No. 04-03622 Div:"B"

16. Personal Injury: Kiras Scoot vs. Torch Offshore, Inc.; Southern District of Texas/Galveston Div.; No. G-04-480 Admiralty

17. Employment Practices: Leslie M. Williams versus Torch Offshore, Incorporated; United States District Court for the Eastern District of Louisiana; No. 04-3089 R (3)

18. Employment Practices: Leslie S. Legania versus Torch Offshore, Incorporated; United States District Court for the Eastern District of Louisiana; No. 04-3088 T (5)

19. Personal Injury: Lewis, Jay N. versus Torch Inc., Gertias DGC Land, & K.C. Offshore LLC; 21st Judicial Dist. Ct.; No. 90609 Div:"B"

20. Personal Injury: Martin Tyler vs. Torch Offshore, Inc.; 38th Judicial District; No. 10-16659

21. Personal Injury: Stanley Glen Medley v. Torch, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-0021 S (1)

22. Personal Injury: Tim Johnson versus Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-1445 S (5)

23. Personal Injury: Timothy Walker v. Torch, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-0701 C (2)

24. Personal Injury: Wayne Davis v. Torch Offshore, Inc.; Southern District of Texas/Galveston Div.; No. G-04-401 Admiralty

25. Personal Injury: Terrence Jordan versus Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-0344

26. Personal Injury: Christopher Reed v. Torch Offshore, Inc.; Southern District, TX; No. G-03-891

27. Shareholder suit: Karl L. Kapps, et. al. v. Torch Offshore, Inc., et. al.; United States District Court for the Eastern District of Louisiana; No. 02-00582; 03-30227 (appeal)

28. Damages for additional work: Torch Offshore Inc. v. Newfield Exploration Company; United States District Court for the Eastern District of Louisiana; No. 03-0735 "T"

29. Personal Injury: Jay N. Lewis v. Torch Inc., Vertis DGC Land Inc. & K.C. Offshore, LLC; State of La Div "B"; No. 90609

30. Personal Injury: Keith Lewis versus Torch Offshore, Inc., Abdon Callais Offshore, LLC and Chevron U.S.A., Inc.; State of La Div "B"; No. 2004-3622

31. Petition on open account : Adon Callais v. Torch Offshore, Inc.; 24th JDC; No. 611-189

32. Petition on open account : Redfish Rental v. Torch Offshore, Inc.; 24th JDC; No. 612-873

33. Petition on open account : North Bank Towing, Inc. v. Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-3183

34. Suit for premiums due on surety bond : US Fire Ins. Co. v. Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-2692

35.   Employment Practices: EEOC Charge; NO District Office; No. 270-2004-01792

36.   Employment Practices: EEOC Charge; NO District Office; No. 270-2004-00765

37. Personal Illness: Doug Benoit, et al., v. J. Ray McDermott, Inc., et al.; 58th Judicial Dist. Court; No. A-0168572

38. Personal Injury: Lawrence K Ludwigsen, Michelle L Ludwigsen versus Torch Offshore LLC, Torch Offshore Inc, Kenneth Landry, Louis Guidroz; 24th Judicial District; No. 614-452 Div:"D"

39. Enforcement of lien for settlement: Tesoro v. Torch, Inc. and Torch Offshore, LLC; United States District Court for the Eastern District of Louisiana and Western District of Louisiana; No. 04-2304 and 04-1703

40. Maritime breach of contract and open account : Southland Steel & Supply Inc. v. Torch, Inc. and Torch Offshore, LLC; United States District Court for the Eastern District of Louisiana and Western District of Louisiana; No. 04-3007 and 04-2261

41. Petition on open account : Epic Divers, Inc. v. Torch, Inc. and Torch Offshore, Inc.; 24th JDC; No. 614-097

42. Breach of contract charter: Cable Shipping, Inc. v. Torch Offshore, LLC and Torch Offshore, Inc.; United States District Court for the Eastern District of Louisiana; No. 04-CV 3465

43. Petition to enforce maritime lien for crew charges: C-Mar America, Inc. and C-Mar Limited versus M/V Midnight Wrangler, M/V Midnight Express, and M/V Midnight Eagle; United States District Court for the Eastern District of Louisiana; No. 04-3466

44. Intervening Plaintiff to enforce maritime liens: Bender Shipbuilding & Repair Co. versus M/V Midnight Wrangler, M/V Midnight Express, and M/V Midnight Eagle; United States District Court for the Eastern District of Louisiana; No. 04-3466

45. Intervening Plaintiff to enforce maritime liens: Quay Marine Associates, Inc. versus M/V Midnight Wrangler, M/V Midnight Express, and M/V Midnight Eagle; United States District Court for the Eastern District of Louisiana; No. 04-3466

46. Vessel Arrest: General Electric Capital Corporation versus M/V Midnight Wrangler, Torch Offshore, Inc., Torch Offshore, LLC, and Torch Express, LLC; USDC TX Eastern; No. 104CV0801

47. Personal Injury: Michael Steven Staley vs. Torch Offshore LLC; 58th Judicial District Court; No. A173063

48. Personal Injury: David Rowland v. Torch Offshore, L.L.C.; Southern District of Texas/Galveston Div.; No. G-04-660

49. Personal Injury: Richard Skains vs. Torch Offshore, L.L.C.; 333rd Judicial District Court; No. 2001-60227

50. Personal Injury: Steven Lloyd Prince vs. Torch Offshore, L.L.C.; 113th Judicial District Court; No. 2004-60216

51. Property Damage: Tennessee Gas Pipeline Company versus Stone Energy Corporation, Torch Offshore, LLC, and Engineering Corporation of Louisiana; 15th Judicial District Court; No. 04-0327

52. Breach of contract charter: Adams Vessels (Bilbao) Limited v. Torch Offshore, LLC; Southern District of New York ; No. 04CV9947

                                 SCHEDULE 6.7(a)

                              COMPLIANCE WITH LAWS

None.

                               SCHEDULE 6.7(b)(i)

                                     PERMITS

MIDNIGHT BRAVE
CERTIFICATE STATUS                                                            ISSUED           EXPIRES
------------------                                                            ------           -------
USCG  Official Number: 529263
Certificate of Inspection (COI)                              529263          20-Mar-02        20-Mar-07
Certificate of Documentation (COD)                           529263          02-Feb-05        28-Feb-06
Certificate of Financial Responsibility (COFR)             851432-08         27-Jul-04        27-Jul-07
International Oil Pollution Prevention Certificate           529263          04-Sep-03        04-Sep-08
USCG Stability Letter                                                        03-Apr-03           N/A
U.S. FCC Ship Radio Station License                        366675530         09-May-95        09-May-05
Bridge to Bridge Radio License                                               30-Jun-04        30-Jun-05

ABS
                                                          LL7008990-
International Load Line Certificate                           9-8            06-Jul-04           N/A
Certificate of Class                                        7008990          13-Jul-04        30-Apr-09
International Tonnage Certificate (ITC)                     A0005721         09-Oct-00           N/A

MISCELLANEOUS

Life Raft Certificates                                                       15-Jun-04        15-Jun-05
Fire Fighting Equipment Certificate                                          28-Jun-04        28-Jun-05
EPIRB Registration                                                           19-Mar-02        11-May-06

MIDNIGHT CARRIER
CERTIFICATE STATUS                                                                 ISSUED         EXPIRES
------------------                                                                 ------         -------
VANUATU OFFICIAL NUMBER  1208
Certificate of Registry                                          01-0817          05-Sep-01          N/A
Certificate of Financial Responsibility (COFR)                  851432-08         27-Jul-04       27-Jul-07
Vanuatu Ship Radio License                                       00-0896          17-Nov-04       16-Nov-08
Minimum Safe Manning Certificate                                 00-0807          18-Oct-00          N/A
Exemption Certificate (International Convention for
Safety of Life at Sea 1974)                                       00-568          18-Aug-00          N/A
Record of approved GMDSS Radio for Safety of Life at Sea         0300171          27-Oct-03          N/A
Authorization to Carry Industrial Personnel                      04-1583          29-Sept-04         N/A
Continuous Synopsis                                              04-1347          05-Aug-04          N/A
LLOYDS
International Load Line Certificate                              0000229          12-Oct-00       11-Oct-05
Cargo Ship Safety Construction Certificate                       0000229          12-Oct-00       11-Oct-05
Cargo Ship Safety Equipment Certificate                          0000229          12-Oct-00       11-Oct-05
Cargo Ship Safety Radio Certificate                              0000229          12-Oct-00       11-Oct-05
International Oil Pollution Prevention Certificate               0000229          25-Oct-00       11-Oct-05
Certificate of Class                                             0000229          12-Oct-00       11-Oct-05
International Tonnage Certificate                               DCG0000565        25-Jan-01          N/A

MISCELLANEOUS
Fire Fighting Equipment Certificate                                               18-Aug-04       18-Aug-05
Life Raft Certificates                                            53970           09-Aug-04       09-Aug-05
EPIRB Registration                                                                22-Sep-03       22-Sep-05
Deratting Certificate                                                             27-Aug-03       27-Feb-04
ABS
International Ship Security Certificate                          170102           14-Jan-05       15-Jan-10
Safety Management Certificate ABS                                174559             Jan-05          Jan-10

MIDNIGHT WRANGLER
CERTIFICATES AND PERMITS                                                  ISSUED                 EXPIRES
------------------------                                                  ------                 -------
VANUATU OFFICIAL NUMBER 1480; CS. YJSV6
Permanent Certificate of Registry                                       01 April 04                N/A
ISM Certificate, by ABS                                                  13 Jan 04              14 Nov 08
ISM Document of compliance, ABS                                          10 Sep 02              11 Jun 07
Ship Radio Station License(&epirb cert)                                  23 Feb 04              22 Feb 08
GMDSS Shore Based Maintenance                                                                  31 July 05
Minimum SAFE MANNING                                                     26 Mar 03                 N/A
Additional Personnel, Authorization                                      12 May 04              11 May 05
Immersion suit Exemption                                                 13 Aug 03                 N/A
Mast head light Exemption                                               17 June 03                 N/A
Shipboard Oil Pollution Emergency Plan                                   28 May 03                 N/A
Cert. of Ownership & Encumbrance                                         26 Mar 03                 N/A
International Ship Security Certificate                                 18 July 04             23 June 09

US PUBLIC HEALTH
Deratting Exemption Certificate                                          17 Nov 04             16 June 05

USCG  (IMO No. 8110942)
Certificate of Financial Responsibility                                  3 Jun 03               3 Jun 06

DNV  (id. No. 13515)
International Load Line                                                 23 June 04             30 June 05
International Tonnage Certificate                                        10 Sep 03                 N/A
Suez Canal Special Tonnage Cert.                                         15 May 00                 N/A
IOPP Certificate                                                         1 Oct 03               30 Jun 05
Supplement to IOPP Certificate                                           1 Oct 03                  N/A
DNV Classification Certificate                                           1 Jul 03               30 Jun 05
Renew class, Hull                                                                               30 Jun 05
     Intermediate Survey                                                                        30 Jun 05
     Annual Survey Tanks                                                                        30 Jun 05
     Compliance of Cont. Machinery                                                                 N/A
     Tailshaft, Port                                                                            30 Sep 07
     Tailshaft, Starboard                                                                       30 Sep 05
     EO Class Annual                                                                            31 May 05
     EO Class Special                                                                           31 May 07
     Bottom Survey                                                                              30 Jun 05
     Helo Deck                                                                                  30 Jun 05
     Dynamic Positioning                                                                        31 Oct 05

     Thruster #1 Complete survey                                                           30 Jun 05
     Thruster #2 Complete survey                                                           30 Jun 05
     Thruster #3 Intermediate Survey                                                       30 Jun 05
     Thruster #4 Complete survey                                                           30 Jun 05
     Thruster #5 Complete survey                                                           30 Jun 05
     Thruster #6 Intermediate Survey                                                       30 Jun 05
     Bilge and Fire Pump                                                                   31 May 05
     Aux. Diesel Generator Port                                                            30 Jun 05
           Engine survey & attachments                                                     30 Jun 05
           Supercharger complete                                                           30 Jun 05
           Test of Engine                                                                  30 Jun 05
     Aux. Diesel Generator Stbd                                                            30 Jun 05
           Supercharger complete                                                           30 Jun 05
           Test of Engine                                                                  30 Jun 05
     FL Fuel System                                                                        30 Jun 05
           Diesel Oil Pipes/Valves/Filters                                                 30 Jun 05
           Diesel Oil Pre-heater for separator                                             30 Jun 05
           Diesel Oil Transfer Pump                                                        30 Jun 05
           Fuel Oil Booster Pump - ME - P                                                  30 Jun 05
           Fuel Oil Booster Pump - ME - S                                                  30 Jun 05
           Fuel Oil Preheaters                                                             30 Jun 05
           HY Systems for propulsion                                                       30 Jun 05
           Pitch Propeller Servo Unit - S                                                  30 Jun 05
           KA Compressed Air System                                                        30 Jun 05
           Start Air Compressor Inboard                                                    30 Jun 05
           Start Air Receiver Forward                                                      30 Jun 05
     Main Diesel Engine - Port                                                             30 Jun 05
           Cam Shaft and Drive                                                             30 Jun 05
     Main Diesel Engine - Stbd                                                             30 Jun 05
           Main Bearing and Journal                                                        30 Jun 05
           Cylinders 1 through 10                                                          30 Jun 05
     MM - Misc                                                                             30 Jun 05
           Sanitary Valves and Scuppers                                                    30 Jun 05
           Sea Intake and Overboard Valves                                                 30 Jun 05
           Survey/test emergency generator                                                 30 Jun 05
     VW Cooling System                                                                     30 Jun 05
           FW Cooling Pump Centre                                                          31 May 05
           SW Cool Pump ME Port                                                            31 May 05
     XX - Electrical Equipment                                                             30 Jun 05
           Cables/expansion boxes/fittings                                                 30 Jun 05
           Distribution & starter switchboard                                              30 Jun 05
           Emerg Switchboard                                                               30 Jun 05
           Emerg / Harb Gen Survey/test                                                    30 Jun 05

              Gen, Diesel Drive, survey - port                                                 30 Jun 05
              Gen, Diesel Drive, survey - stbd                                                 30 Jun 05
              Heating/Lighting installation                                                    30 Jun 05
              Main Switchboard                                                                 30 Jun 05
              Navigation Light Switchboard                                                     30 Jun 05
      YV - Non Listed Items                                                                    30 Jun 05
              Shaft, step-up gearbox port                                                      30 Jun 05
              Shaft, step-up gearbox stbd                                                      30 Jun 05
Sewage Pollution Prevention Cert.                                        1 Oct 03              30 Jun 05
Safety Construction Certificate (S/T)                                    11 Mar 04             30 June 05
Cargo Ship Radio Safety Cert. (S/T)                                      27 Aug 04             30 June 05
Survey of GMDSS Radio Installation                                       8 Jul 03              15 May 07
Cargo Ship Safety Equipment Cert.                                        3 Oct 03              30 Jun 05
Stability Declaration                                                    18 Oct 03                N/A

MISCELLANEOUS
Helo Deck Approval N. Sea, letter                                        31 Aug 98             1 Aug 00
Life rafts - 8 in number                                                                       23 Mar 05
Hydrostatic Releases - 5                                                                        Mar 06
Hydrostatic Releases - 3                                                                        May 05
CO2 Fixed Systems                                                                              08 Aug 05

MIDNIGHT DANCER
CERTIFICATE STATUS                                                                     ISSUED          EXPIRES
------------------                                                                     ------          -------
USCG  Official Number:  586595
Certificate of Inspection (COI)                                      586595          03-Aug-00        03-Aug-05
Certificate of Documentation (COD)                                   586595          20-Apr-04        31-May-05
USCG Stability Letter                                                                23-Feb-00           N/A
U.S. FCC Ship Radio Station License                                366675530         02-Feb-99        16-Dec-04
Bridge to Bridge Radio Certificate                                  FCC 827          03-Jul-03        03-Jul-04

ABS
International Load Line Certificate                                7712781-7         15-Aug-00
Certificate of Class                                                7712781          03-Aug-99        30-Sep-04
International Tonnage Certificate (ITC)                             A9904971         20-Jul-99           N/A

MISCELLANEOUS
Fire Fighting Equipment Certificate                                                  31-Jul-03        31-Jul-04
Life Raft Certificates                                                               05-Aug-03        05-Aug-04
EPIRB Registration                                                                   03-Sep-99        03-Aug-03

MIDNIGHT EAGLE
CERTIFICATE STATUS                                                                     ISSUED         EXPIRES
------------------                                                                     ------         -------
USCG  Official Number: D588872)
Certificate of Inspection (COI)                                                      08 Aug 01       08 Aug 06
Certificate of Documentation (COD)                                                   20 Apr 04       31 May 05
Certificate of Financial Responsibility (COFR)                                       27 Jul 04       27 Jul 07
USCG Stability Letter                                                                18 May 99          N/A
U.S. FCC Ship Radio Station License                                                  15 Jun 99       15 Jun 09

ABS
International Load Line Certificate                                                  31 Aug 99       31 Aug 04
Certificate of Class                                                                 28 Aug 99       31 Aug 04
U.S. Tonnage Certificate                                                             20 May 99          N/A
International Tonnage Certificate (ITC)                                              20 May 99          N/A

MISCELLANEOUS
Herbert S. Hiller Fire/Safety Equipment Certificate                                  22 Sept 03      22 Sept 04
Life Raft Certificates                                                               21 Jul 03       21 Jul 04
EPIRB Registration                                                                   25 Apr 03       08 Apr 05

MIDNIGHT FOX
CERTIFICATE STATUS                                                                     ISSUED          EXPIRES
------------------                                                                     ------          -------
USCG  Official Number:  1065954
Certificate of Inspection (COI)                                     1065954          19-Sep-00        19-Sep-05
Certificate of Documentation (COD)                                  1065954          20-Apr-04        31-May-05
Certificate of Financial Responsibility (COFR)                     851432-08         27-Jul-04        27-Jul-07
USCG Stability Letter                                                                20-Aug-98           N/A
U.S. FCC Ship Radio Station License                                 1065954          10-Sep-98        10-Sep-08
Communications Act Safety Radio Certificate                         1065954          27-Jul-04        27-Jul-05
ABS
International Load Line Certificate                                                  21-Aug-03           N/A
International Tonnage Certificate (ITC)                             A9805921         27-Aug-98           N/A

MISCELLANEOUS
Fire Fighting Equipment Certificate                                                  26-Jul-04        26-Jul-05
EPIRB Registration                                                                   20-Jul-04        19-Jul-06

MIDNIGHT GATOR
CERTIFICATES                                                                           ISSUED         EXPIRES
------------                                                                           ------         -------
USCG  Official Number: 1131254)
Certificate of Documentation (COD)                                  1131254          23 Nov 04       31 Dec 05
Certificate of Financial Responsibility                            851432-08           8/8/03          8/8/06

MIDNIGHT RIDER
CERTIFICATE STATUS                                                                    ISSUED           EXPIRES
------------------                                                                    ------           -------
USCG  Official Number:  1035377
Certificate of Inspection (COI)                                     1035377          09-Aug-01        09-Aug-06
Certificate of Documentation (COD)                                  1035377          27-Aug-04        31-Aug-05
Certificate of Financial Responsibility (COFR)                     851432-08         27-Jul-04        27-Jul-07
International Oil Pollution Prevention Certificate                  1035377          09-Aug-01        09-Aug-06
USCG Stability Letter                                                                13-May-98           N/A
U.S. FCC Ship Radio Station License                                366878820         16-Jan-03        16-Jan-13

ABS
International Load Line Certificate                                9632839-3         08-Jan-02           N/A
Certificate of Class                                                9632839          28-Aug-01        31-Mar-06

MISCELLANEOUS
Fire Fighting Equipment Certificate                                                  30-Apr-04        30-Apr-05
Life Raft Certificates                                                               18-Aug-04        18-Aug-05
EPIRB Registration                                                                   21-May-03        21-May-05

MIDNIGHT STAR
CERTIFICATE STATUS                                                                       ISSUED          EXPIRES
------------------                                                                       ------          -------
VANUATU OFFICIAL NUMBER  398
Certificate of Inspection (COI)                                        1035377         09-Aug-01        09-Aug-06
Certificate of Registry                                                02-0582         05-Jun-02           N/A
Certificate of Financial Responsibility (COFR)                        851432-08        27-Jul-01        27-Jul-04
USCG Stability Letter                                                                  13-May-98           N/A
Vanuatu Ship Radio License                                             00-0897         24-Oct-00        23-Oct-04
Minimum Safe Manning Certificate                                       00-0898         24-Oct-00           N/A
Exemption Certificate (International Convention for Safety of
Life at Sea 1974)                                                      98-169          25-Mar-98           N/A
Certificate of Approval of Shipboard Oil Pollution Plan                98-245          24-Apr-98           N/A

ABS
International Load Line Certificate (Vanuatu)                         7511836-9        30-Mar-00           N/A
Cargo Ship Safety Construction Certificate (Vanuatu)                     398           10-Aug-00        31-Jul-04
Cargo Ship Safety Equipment Certificate (Vanuatu)                        398           17-May-01        31-Jul-04
Cargo Ship Safety Radio Certificate (Vanuatu)                            398           29-Mar-00        31-Jul-04
Safety Management Certificate                                           75109          05-Jul-02        04-Jul-07
International Oil Pollution Prevention Certificate                       398           10-Aug-00        31-Jul-04
Class Survey Report                                                    7511836         22-Apr-03        30-Apr-04
Certificate of Classification                                          7511836         07-Jan-00        31-Jul-04

MISCELLANEOUS
Fire Fighting Equipment Certificate                                                    16-May-03        16-May-04
Continuous Synopsis Record                                                             02-Mar-04           N/A
Life Raft Certificates                                                                 19-May-03        19-May-04
EPIRB Registration                                                                     21-May-03        21-May-05

MIDNIGHT EXPRESS                                                            CERTIFICATE
CERTIFICATES AND PERMITS                                                       NUMBER               ISSUED         EXPIRES
------------------------                                                       ------               ------         -------
VANUATU OFFICIAL NUMBER 1450; CS. YJSR8
Permanent Certificate of Registry                                             04-0848                6/2/04          N/A

Alternative Compliance Certificate for Regulations for preventing
Collisions at Sea (Masthead Lights)                                           03-0369                4/2/03          N/A

Certificate of Exemption for Regulations for Preventing Collisions
at Sea                                                                        04-0591                4/2/03          N/A

Continuous synopsis record (CSR) document no:-1                               04-0572                4/5/04          N/A

Document of Compliance for Safety of Life at Sea ABS                                                9/10/02        6/11/07

Ship Radio Station License                                                     04-631                6/2/04        6/01/08
Minimum SAFE MANNING                                                          04-0849                6/2/04          N/A

Deratting  Certificate (No Copy on board)                                                            6/4/04        12/4/04
Certificate of Approval of the shipboard Oil Pollution
Emergency Plan (SOPEP)                                                         3-0119               2/19/03          N/A
Doorway and stairway Exemption Certificate                                     03-104               1/28/03          N/A
USCG
Certificate of Financial Responsibility (COFR)                               851432-08              8/17/04        8/17/07
USI Insurance Certificate                                                                           6/04/04        6/30/05

LLOYDS                                                                                                               0119
International Load Line                                                     NOS 0400181            12/02/04        08/23/09
International Tonnage Certificate                                           MTL 0260010            5/17/04
International Oil Pollution Prevention Certificate                          NOS 0400181            10/27/04        8/23/09
Suez Canal Special Tonnage Cert.                                            MSG 0400354            5/27/04           N/A
Panama Canal Certificate                                                    MTL 0260010            5/17/04           N/A
Certificate of Class                                                        NOS 0400181            8/23/04         08/23/09
Interim Survey DP 2 Certificate                                                                     6/8/04           N/A

Preliminary Heli deck Survey and statement                                  NOS 0400181            11/04/04          N/A
Special Purpose ship safety Certificate                                     NOS 0400181            10/27/04        08/23/09
Cargo Ship Safety Construction Certificate (S/T)                            NOS 0400181            10/27/04        08/23/09
Cargo Ship Radio Safety Cert. (S/T)                                         NOS 0400181            8/24/04
Record of Approval GMDSS Radio Installation                                 MTL 0370001            5/14/04
Cargo Ship Safety Equipment Cert.                                           NOS 0400181            10/27/04        08/23/09

Cargo Ship Safety Radio Certificate                                         NOS 0400181            8/24/04         11/3/04

Interim Certificate - ISM Code Safety Audit                                 NOS 0409054            10/25/04        04/03/05
International Ship Security Certificate (ABS)                                  161415               7/6/04         7/05/09

Interim Certificate - various matters - Load Line renewal; Safcon Renewal, Marpol Oil Renewal, Safety
Equipment Renewal, Radio tel Renewal
Interim Certificate - Pipelay Equipment Installed

Interim Certificate - Machinery - Continuous; Hull - Special;
Docking; Annual; Intermediate                                                NOS 400181            03/12/04          N/A
Record of Compliance with SOLAS 2000 Amendments                               8116049               6/4/04           N/A
ISM Code Cert. - Ship Audit Plan                                            MTL 0400238             6/4/04           N/A
ISM Code Cert. - Ship Audit Report                                          MTL 0400238             6/4/04           N/A
Life Raft Inspection (Viking)                                                 V 194650             4/28/04         4/27/05
Life Raft Inspection (Viking)                                                 V 194656             4/28/04         4/27/05
Declaration of Shore based Maintenance (Radio Holland)                       600-00676                             4/30/05

                              SCHEDULE 6.7(b)(ii)

                             EXCEPTIONS TO PERMITS

                                                                    CERTIFICATE
MIDNIGHT BRAVE                                                         NUMBER           ISSUED          EXPIRES
--------------                                                         ------           ------          -------
Certificate of Financial Responsibility (COFR)                       851432-08        27-Jul-04        27-Jul-07

                                                                    CERTIFICATE
MIDNIGHT CARRIER                                                       NUMBER           ISSUED          EXPIRES
----------------                                                       ------           ------          -------
Deratting Certificate                                                                  27-Aug-03       27-Feb-04
Certificate of Financial Responsibility (COFR)                        851432-08        27-Jul-04       27-Jul-07

MIDNIGHT WRANGLER                                                           ISSUED                   EXPIRES
-----------------                                                           ------                   -------
Helo Deck Approval N. Sea, letter                                         31 Aug 98                 1 Aug 00

                                                                   CERTIFICATE
MIDNIGHT DANCER                                                       NUMBER           ISSUED          EXPIRES
---------------                                                       ------           ------          -------
U.S. FCC Ship Radio Station License                                 366675530        02-Feb-99        16-Dec-04
Bridge to Bridge Radio Certificate                                   FCC 827         03-Jul-03        03-Jul-04
Certificate of Class                                                 7712781         03-Aug-99        30-Sep-04
Fire Fighting Equipment Certificate                                                  31-Jul-03        31-Jul-04
Life Raft Certificates                                                               05-Aug-03        05-Aug-04
EPIRB Registration                                                                   03-Sep-99        03-Aug-03

MIDNIGHT EAGLE                                                                        ISSUED          EXPIRES
--------------                                                                        ------          -------
Certificate of Financial Responsibility (COFR)                                       27 Jul 04       27 Jul 07
International Load Line Certificate                                                  31 Aug 99       31 Aug 04
Certificate of Class                                                                 28 Aug 99       31 Aug 04
Herbert S. Hiller Fire/Safety Equipment Cert.                                       22 Sept 03       22 Sept 04
Life Raft Certificates                                                               21 Jul 03       21 Jul 04

                                                                    CERTIFICATE
MIDNIGHT STAR                                                          NUMBER            ISSUED          EXPIRES
-------------                                                          ------            ------          -------
Certificate of Financial Responsibility (COFR)                        851432-08        27-Jul-01        27-Jul-04
Vanuatu Ship Radio License                                             00-0897         24-Oct-00        23-Oct-04
Cargo Ship Safety Construction Certificate (Vanuatu)                     398           10-Aug-00        31-Jul-04
Cargo Ship Safety Equipment Certificate (Vanuatu)                        398           17-May-01        31-Jul-04
Cargo Ship Safety Radio Certificate (Vanuatu)                            398           29-Mar-00        31-Jul-04
International Oil Pollution Prevention Certificate                       398           10-Aug-00        31-Jul-04
Class Survey Report                                                    7511836         22-Apr-03        30-Apr-04
Certificate of Classification                                          7511836         07-Jan-00        31-Jul-04
Fire Fighting Equipment Certificate                                                    16-May-03        16-May-04
Life Raft Certificates                                                                 19-May-03        19-May-04

                                                                     CERTIFICATE
MIDNIGHT EXPRESS                                                        NUMBER            ISSUED           EXPIRES
----------------                                                        ------            ------           -------
Certificate of Financial Responsibility (COFR)                         851432-08          8/17/04          8/17/07
Deratting  Certificate (No Copy on board)                                                  6/4/04          12/4/04
                                                                         NOS
Cargo Ship Safety Radio Certificate                                     0400181           8/24/04          11/3/04

                                  SCHEDULE 6.8

                              ENVIRONMENTAL MATTERS

1. USCG Marine Safety Unit Houma issued notice on 10/29/04 in connection with a violation of Environmental Law: Discharge of oil/33 USC 1321 (b)(3). Description of incident: While taking on fuel, hose became detached spilling approximately 150 - 200 gallons of fuel into the slip. ES&H (Spill Response Company) was notified and cleaned up the spill. Torch notified the USCG whereby after their investigation, they issued a fine of $1,000.

2. USCG Marine Safety Office Morgan City issued notice on 12/16/04 in connection with a violation of Environmental Law: Discharge of oil/33 USC 1321 (b)(3). Description of incident: On 11/19/04 Wrangler deck crew were lifting W.O.G jumper to set it over the side of the vessel when a main HYD. Hose started spraying from a fitting on the tech crane. About 150 liters were lost, most was contained on deck and was cleaned up but about 25 liters went over the side of the ship. USCG and the NRC were notified. Torch received a Letter of Warning from the USCG with no fine issued.

3. USCG Marine Safety Office Morgan issued notice on 3/14/05 in connection with a violation of Environmental Law: Discharge of oil/33 USC 1321
      (b)(3); Description of incident: On 2/12/05 one half gallon of Hydraulic Oil discharged into the Gulf of Mexico. Torch received a Letter of Warning from the USCG with no fine issued.

                                    EXHIBIT A

                                 SUBJECT ASSETS

                                     VESSELS

1.    Vessel Name: M/V MIDNIGHT EXPRESS

      Owner: TORCH EXPRESS, LLC

      Classification Society/Class: Lloyds / LRS 100A1 UMS DP(AA)

      Built:  Helsinki, Finland (1983)          By:  Valmet

      Converted:  2004                          By:  Davie Maritime

      Flag:  Vanuatu                            Place of Registration:  Vanuatu

      Call Sign:  YJSR8                         Grt/Nrt:  20655/6196

      Official Number:  1450

2.    Vessel Name: M/V MIDNIGHT BRAVE

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class:  American Bureau of Shipping / A1 Barge

      Built:  Galveston, TX (1970)              By:  Kelso Marine, Inc.

      Converted:                                By:

      Flag:  USA                                Place of Registration:  USA

      Call Sign:  WCR 4658                      Grt/Nrt:  2895 GT ITC/868 NT ITC

      Official Number:  529263

3.    Vessel Name:  M/V MIDNIGHT CARRIER

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class:  Lloyd's / +100A1; +LMC

      Built:  Middleborough, UK (1975)   By:  Smith Dock Ltd

      Flag: Vanuatu                      Place of Registration: Vanuatu

      Call Sign:  YJRH8                  Grt/Nrt:  2670/801

      Official Number:  1209

4.    Vessel Name:  M/V MIDNIGHT DANCER

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class: American Bureau of Shipping /A1 Towing Service; AMS

      Built:  Bourg, LA (1977)           By: Bourg Dry Dock & Service Co. Inc.

      Converted:                         By:

      Flag: USA                          Place of Registration: NVDC

      Call Sign:  WCP 3996               Grt/Nrt: 1297 GT ITC/389 NT ITC
                                         196GRT/13 NRT

      Official Number:  586595

5.    Vessel Name:  M/V MIDNIGHT EAGLE

      Owner:  TORCH OFFSHORE L.L.C.

      Classification Society/Class:  American Bureau of Shipping / A1 Barge;
      DPS-2

      Built:  Havey, LA (1977)           By:  Shipyard Division, Geosource, Inc.

      Converted:                         By:

      Flag: USA                          Place of Registration: NVDC

      Call Sign:  WCZ 3366               Grt/Nrt:  1670 TT ITC/501 NT ITC 1499
                                         GRT/1499 NRT

      Official Number:  588872

6.    Vessel Name: M/V MIDNIGHT FOX

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society:   American Bureau of Shipping

      Built:  Bayou LA Batre AL (1998)     By: J & J Marine, Inc.

      Converted:                           By:

      Flag:  USA                           Place of Registration: NVDC

      Call Sign:  WCY 6879                 Grt/Nrt: 348 GT ITC/104NT ITC; 94GRT/
                                           62NRT

      Official Number:  1065954

7.    Vessel Name:  M/V MIDNIGHT GATOR

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class:  N/A

      Built:  Houma, LA                    By: Offshore Shipbuilders Inc.

      Converted:                           By:

      Flag: USA                            Place of Registration:  NVDC

      Call Sign:                           Grt/Nrt:  334/334

      Official Number:  1131254

8.    Vessel Name:  M/V MIDNIGHT RIDER

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class:  American Bureau of Shipping / A1 Barge

      Built: Morgan City, LA (1995)        By: Conrad Industries, Inc.

      Converted:                           By:

      Flag: USA                            Place of Registration: NVDC

      Call Sign:  WDB 2699                 Grt/Nrt:  2472 GT ITC/742NT ITC

      Official Number:  1035377

9.    Vessel Name:  M/V MIDNIGHT STAR

      Owner: TORCH OFFSHORE, L.L.C.

      Classification Society/Class: American Bureau of Shipping / A1 Towing Service; AMS

      Built:  Houston, Texas (1976)          By: Mangone Shipbuilding

      Converted:                             By:

      Flag: Vanuatu                          Place of Registration: Vanuatu

      Call Sign:  YJXM9                      Grt/Nrt:  1114/334

      Official Number:  398

10.   Vessel Name:  M/V MIDNIGHT WRANGLER

      Owner: TORCH OFFSHORE L.L.C.

      Classification Society/Class:  Det Norske Veritas / 1A1 HELDK - EO DYNPOS
      - AUTR

      Built: Norway (1982)                   By: Fosen Mek Verksted NS

      Converted:  2000                       By:  Cammel Laird Yard

      Flag: Vanuatu                          Place of Registration: Vanuatur

      Call Sign:  YJSV6                      Grt/Nrt:  1480/4416

      Official Number:  1480

11.   Vessel Name:  M/V SAPPHIRE

      Owner:   TORCH OFFSHORE, Inc.

      Classification Society/Class:  N/A

      Built:       1970            By: Breaux Baycraft

      Converted:  N/A              By:

      Flag:        N/A             Place of Registration: LA Dept. of Wildlife

      Call Sign:  N/A              Grt/Nrt:  N/A

      Official Number:  LA-0803-JN (Registration Number)

                                    CONTRACTS

                            The Purchased Contracts.

                             EQUIPMENT AND INVENTORY

All Equipment and Inventory used or held for use in connection with the use and operation of the Vessels, including, without limitation:

      - All machinery, equipment, cranes, masts, riggings, boats, anchors, cable, chains, tackle, apparel, spare parts and gear attached to the Vessels, and all other appurtenances thereto appertaining or belonging, whether now owned or hereafter acquired, and any and all additions, improvements and replacements made in, on or to any of the Vessels.

      - The equipment and pipe lay system equipment on M/V MIDNIGHT EXPRESS, including but not limited to the following:

                  -     AMCLYDE 500 - ton Kingpost Crane

                  -     one (1) 160 Te tensioner (pipelay tower)

                  -     one (1) 17.5m diameter aligner (pipelay tower)

                  -     one (1) 250 Te hang-off module (pipelay tower)

                  - one (1) 250 ton winch capacity, double drum abandon and recovery winch complete with 10,000' of 3-1/2" diameter wire rope on below deck storage winch

                  - one (1) 80 ton capacity abandon and recovery winch with 10,000' of 2" diameter wire rope

                  -     one (1) deck tensioner (firing line)

                  -     one (1) drive system (product reel)

                  -     one (1) 120-ton gantry crane complete with controls

                  -     one (1) hold back winch (firing line)

                  -     one (1) main straightener (pipelay tower)

                  -     one (1) piggyback straightener (pipelay tower)

                  -     one (1) pipe fabrication line (firing line)

                  -     one (1) pipelay tower

                  -     six (6) workstations (firing line)

                  -     two (2) 20.4 m diameter reels (product reel)

                  -     one (1) pipe handling system

                  -     two (2) line-up ROLLER BOXES (firing line)

                  -     Siemens Vessel Management System computer

      - The M/V MIDNIGHT WRANGLER'S Modular Lay System used for the installation of flexible and rigid pipe/umbilicals and consisting of the reel drive assembly, reel drive hydraulic unit and hydraulic control board and pipe lay tower/ramp as described more fully below:

                  -     Reel tracking assembly, including

                        - port and starboard deck rails (8 segments to
                  accommodate 4 reel positions with hydraulic motors and chain drive to move drive towers);

                        - port and starboard sub-base structures (with hydraulic
                  systems to move the drive towers transverses' to engage the reels, as described further below); and

                        - port and starboard side frames (drive towers including
                  drive hub, drive jacking, with local and remote controls);

                  -     Electric reel drive systems and lay tower components

                  -     Two (2) 8.6m product reels

                  -     Two (2) 9.2m product reels

                  -     Pipe lay tower/ramp, including

                        -     pipe lay entry chute;

                        -     structural tower/ramp upgraded to 20Te capacity;

                        -     pipe straightener;

                        -     tower support stand;

                        -     tower uprighting mechanism;

                        -     tower support HPU;

                        -     pipe tensioner upgraded to l5Te capacity;

                        -     retractable A/R sheave;

                        -     workstation;

                        -     20Te pipe hang-off clamp;

                  -     20Te dual pipeline PLET stand;

                  - 20' containerized control building and electrical equipment room; and

                  -     8' x 8' resistor building.

      - The M/V MIDNIGHT EAGLE's one (1) American Crane, Model 5299 (S/N GS17935), four (4) Miller welding machines Model SRH-444, one (1) Lincoln welding machine Model SAE400, one (1) Manitowac 390 hoist with Vicon 2DM powered by General Motors Detroit Diesel Model 8V71, one (1) 30 Kip S-Lay Tensioner, one (1) 50' stinger

      - The M/V MIDNIGHT GATOR's two (2) Caterpillar Model 3512-D1 (S/N 50Y00958 and S/N 50Y00957) engines driving skid mounted jet pumps and a 14" x 12" dredge booster pump skid mounted with 12V71 Detroit Diesel drive unit.

      - The M/V MIDNIGHT DANCER's one (1) 10-ton hydraulic cherry picker type boom with approximately 65' of boom and one (1) 40-ton Cadwell, Model 40SCH hydraulic crane mounted on aft deck and powered by one 6V71 General Motors diesel engine

      - The M/V MIDNIGHT RIDER's one (1) Power Dynamics, Inc. tension machine, Model 50KIP, two (2) Manitowac Model 4000W cranes (S/N 40048 and S/N 40403), ten (10) Miller Model 900751 welding machines, one eight (8) point mooring system with control tower

      -     The M/V MIDNIGHT CARRIER's one (1) American 5299 crane

      - The M/V MIDNIGHT BRAVE's one (1) Manitowoc Model 3900 crane, one (1) Linkbelt 118 crane, one (1) heliport complete with all safety rails, color codes and FAA approved lighting, one (1) pipe stinger, one (1) set of pipe rollers, one seven (7) point mooring system with control tower

      -     Refurbished Manitowoc 3900 crane (S/N 391279) in Dulac

      -     Two (2) P&H truck cranes located in Dulac, LA (S/N 23344 and 23348)

      -     Self-propelled jet sled (6 roller)

      -     Nissan forklift - Model KEH02A25 (S/N 900109)

      -     Toyota forklift - Model 7FD080 (S/N 60083)

      -     15 ton Gallon Cherry Picker (S/N 150-FAC-150-DGA-8480)

      - TSS1 Saturation Diving System, 650' diving depth and Aux. Equipment (currently on Midnight Wrangler)

      - 8.6/9.2m Under Roller Assembly with Containerized HPU and control stand

      -     5-ton spooling tensioner

      -     Two (2) 4-roller jet machines

      -     Four (4) miscellaneous stingers

      -     Miscellaneous diving chambers

      -     Miscellaneous diving compressors

      -     Miscellaneous diving equipment

      -     15-person Dodge passenger van (VIN 2B5WB35Z12K104603)

      - one (1) Gallion hydraulic crane (under repair at the Coastal Equipment yard at Belle Chase, La.)

      -     tensioner located on or about Power Dynamics in Mississippi

                                    DOCUMENTS

All files, documents, instruments, papers, books, reports, records, tapes, microfilms, photographs, letters, budgets, forecasts, ledgers, journals, title policies, customer lists, regulatory filings, operating data and plans, technical documentation (design specifications, functional requirements, operating instructions, logic manuals, flow charts, etc.), user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), marketing documentation (sales brochures, flyers, pamphlets, web pages, etc.), and other similar materials related to the Subject Assets in each case whether or not in electronic form.

                                     PERMITS

                             See Schedule 6.7(b)(i).

                                   WARRANTIES

                                 All Warranties.

                              INTELLECTUAL PROPERTY

                       See Exhibit B and Schedule 6.5(b).

                                    EXHIBIT B

                                     PATENTS

   COUNTRY              APP. SERIAL #            PATENT #                   TITLE
-------------    ----------------------------    ---------      ------------------------------
United States    09/898,561                      6,554,538      Reel type pipeline laying ship
                                                                and method

United States    10/117,946                      6,702,519      Reel type pipeline laying ship
                                                                and method

United States    10/285,376                      6,733,208      Reel type pipeline laying ship
                                                                and method

United States    10/050,430                      6,761,505      Reel type pipeline laying ship
                                                                and method

United States    11/013,677                      None           Improved underwater trenching
                                                                apparatus

PCT              PCT/US02/21253                  None           Reel type pipeline laying ship
                                                                and method

Australia        2002354783                      None           Reel type pipeline laying ship
                 *entered national stage from                   and method
                 PCT/US02/21253

Brazil           P10205278-4                     None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US02/21253

Canada           2,417,280                       None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US02/21253

Mexico           PA/a/2003/001916                None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from  PCT/US02/21253

Norway           2003 0008                       None           Reel type pipeline laying ship
                 *entered national state                        and method
                 from PCT/US02/21253

Trinidad         TT/A/2003/00013                 None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US01/21253

United Kingdom   0300230.0                       None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US02/21253

PCT              PCT/US03/02032                  None           Reel type pipeline laying ship
                                                                and method

Australia        2003205302                      None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US03/02032

Brazil           PI0301999-3                     None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US03/02032

Canada           2,432,806                       None           Reel type pipeline laying ship
                 *entered from national stage                   and method
                 from PCT/US03/02032

Mexico           PA/a/2003/008701                None           Reel type pipeline laying ship
                 *entered from national stage                   and method
                 from PCT/US03/02032

Norway           20033197                        None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US03/02032

Trinidad         TT/A/2003/00126                 None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US03/02032

United Kingdom   0316148.6                       None           Reel type pipeline laying ship
                 *entered national stage                        and method
                 from PCT/US03/02032

                                    EXHIBIT C

                              FORM OF BILL OF SALE

            THIS BILL OF SALE (this "Bill of Sale") is made and delivered this [___] day of [_______], 2005, by [Seller], a [___________________ ("Seller")]
for the benefit of Cal Dive International, Inc., a Minnesota corporation ("Buyer"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

            WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement dated as of [_________], 2005 (the "Agreement"), the terms of which are incorporated herein by reference, which provides, among other things, for the sale and assignment by Seller to Buyer of the Subject Assets.

            NOW, THEREFORE, in consideration of the mutual promises contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller, and subject to the terms and conditions of the Agreement:

            1. Seller does hereby bargain, sell, grant, assign, transfer, convey and deliver unto Buyer, and its successors and assigns, forever, all of Seller's right, title and interest in and to the Subject Assets TO HAVE AND TO HOLD such Subject Assets with all appurtenances thereto, unto Buyer, and its successors and assigns, for its use forever.

            3. This Bill of Sale shall inure to the benefit of and be binding upon the parties thereto and their respective successors and assigns.

            4. Nothing in this Bill of Sale, express or implied, is intended to or shall be construed to modify, expand or limit in any way the terms of the Agreement. To the extent that any provision of this Bill of Sale conflicts or is inconsistent with the terms of the terms of the Agreement, the Agreement shall govern.

            5. This Bill of Sale is executed and delivered pursuant to the Agreement.

            6. This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York, as applied to contracts made and performed entirely in such State.

            IN WITNESS WHEREOF, and intending to be legally bound hereby, Seller has caused this Bill of Sale to be executed and delivered as of the day and year first above written.

                                    [SELLER]

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    EXHIBIT D

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [___], 2005 (this "Agreement"), between [Seller], a [_________________] ("Seller"), and Cal Dive International, Inc., a Minnesota corporation ("Buyer").

                              W I T N E S S E T H:

      WHEREAS, Seller and Buyer are parties to an Asset Purchase Agreement, dated as of [_________], 2005 (the "Agreement"), providing for, among other things, the sale by Seller to Buyer of the Subject Asset and the assumption by Buyer of the Assumed Liabilities; and

      WHEREAS, in accordance with the terms of the Agreement, Seller and Buyer have agreed to enter into this Agreement, providing for (a) the assignment from Seller to Buyer of all of Seller's right, title and interest in, under and to the Purchased Contracts and Transferred Permits from and after the Closing, on and subject to the terms of the Agreement, and (b) the acceptance by Buyer of such assignment and the assumption by Buyer of (i) all obligations to be performed by Seller under the Purchased Contracts and Transferred Permits on and after the Closing Date and (ii) the other Assumed Liabilities.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Assignment. In accordance with and subject to the terms of the Agreement, Seller hereby sells, assigns, transfers and conveys to Buyer, to the extent that such are legally assignable and any necessary consents to assignment have been obtained, all of Seller's right, title and interest in, under and to the Purchased Contracts and the Transferred Permits from and after the Closing.

      2. Acceptance and Assumption. In accordance with and subject to the terms of the Agreement, Buyer hereby (a) purchases and accepts the assignment, transfer and conveyance, to the extent that such are legally assignable and necessary consents to assignment have been obtained, of Seller's right, title and interests in, under and to the Purchased Contracts and the Transferred Permits; (b) assumes, undertakes and agrees, subject to valid claims and defenses, to pay, satisfy, perform or discharge in accordance with the terms thereof all obligations and liabilities of any kind arising out of, or required to be performed under, such assigned Purchased Contracts and Transferred Permits from and after the Closing; and (c) assumes, undertakes and agrees to pay, satisfy, perform or discharge in accordance with the terms thereof all of the Assumed Liabilities and all obligations and liabilities of any kind arising out of Buyer's assumption of the Assumed Liabilities.

      3. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      4. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

      5. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York as applied to contracts made and performed entirely in such State.

      6. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                                    [SELLER]

                                    By: ____________________________
                                        Name:
                                        Title:

                                    CAL DIVE INTERNATIONAL, INC.

                                    By: ____________________________
                                        Name:
                                        Title

                                    EXHIBIT E

                                PATENT ASSIGNMENT

      This Patent Assignment (this "Assignment"), dated as of ___, 2005, is made by Torch Offshore, Inc., a Delaware corporation ("Assignor"), in favor of Cal Dive International, Inc., a Minnesota corporation ("Assignee").

                              W I T N E S S E T H:

      WHEREAS, pursuant to Section 4.1(g) of that certain Asset Purchase Agreement, dated of even date herewith, by and among Assignee, Assignor, Torch Offshore L.L.C., a Delaware limited liability company, and Torch Express, L.L.C., a Louisiana limited liability company (the "Asset Purchase Agreement"), Assignor desires to transfer to Assignee the Patents (as hereinafter defined) and all right, title and interest thereto.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Asset Purchase Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      1. Assignment of the Patents. Assignor does hereby assign, grant, transfer, contribute and deliver to Assignee the full, exclusive and entire right, title, and interest in and to: (i) the patents and patent applications listed on Schedule A attached hereto; (ii) any divisions, continuations, continuations-in-part, renewals and reissues thereof; (iii) all inventions and improvements disclosed and described therein, as well as any corresponding (in whole or in part) future United States or foreign patents and patent applications; and (iv) the right to claim any applicable priority rights arising from the scheduled patents and patent applications or otherwise required for said corresponding future United States or foreign patents and applications under the terms of any applicable conventions, treaties, statutes, or regulations (collectively, the "Patents"). Assignor hereby requests the Commissioner for Patents to issue any and all Patents to Assignee, as the assignee, for its interest and for the sole use and benefit of Assignee and its assigns and legal representatives. All rights to the Patents, including, without limitation, the right to sue for any damages and other remedies in respect of any infringement of the Patents which may have occurred prior to the date of this Assignment shall be the sole property of Assignee and inure to the benefit of Assignee. Assignor further agrees that all necessary records of such Assignor to establish priority of invention in any interference or similar proceeding will be made available at no additional charge to Assignee, in the event such records are needed in connection with any of the assigned Patents.

      2. Further Assurances. Assignor agrees without any additional consideration therefor to sign all documents, execute all divisional, continuing, renewal, reissue and other applications, make all assignments and rightful oaths, and generally do everything possible to aid Assignee, its successors, assigns, and nominees, to obtain and enforce proper protection for all said Patents in all applicable countries throughout the world.

      3. Successors and Assigns. Assignor hereby acknowledges that the terms and provisions of this Assignment and the respective rights and obligations of such Assignor and rights of Assignee hereunder shall be binding upon, and inure to the benefit of, their respective successors and assigns.

      4. Recordings. Assignor hereby acknowledges that an executed copy of this Assignment may be filed with the United States Patent and Trademark Office or in the patent office of any other country or region, as applicable, by Assignee or its affiliates at any time.

      IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed and delivered as of the date and year first above written.

                                    TORCH OFFSHORE, INC.,
                                    a Delaware corporation

                                    By:___________________________
                                       Name:
                                       Title:

                                   SCHEDULE A

   COUNTRY              APP. SERIAL #            PATENT #                       TITLE
--------------   ----------------------------    ---------    -----------------------------------------
United States    09/898,561                      6,554,538    Reel type pipeline laying ship and method

United States    10/117,946                      6,702,519    Reel type pipeline laying ship and method

United States    10/285,376                      6,733,208    Reel type pipeline laying ship and method

United States    10/050,430                      6,761,505    Reel type pipeline laying ship and method

United States    11/[0131],677                   None         Improved underwater trenching apparatus

PCT              PCT/US02/21253                  None         Reel type pipeline laying ship and method

Australia        2002354783                      None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

Brazil           P10205278-4                     None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

Canada           2,417,280                       None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

Mexico           PA/a/2003/001916                None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

Norway           2003 0008                       None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

Trinidad         TT/A/2003/00013                 None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

United Kingdom   0300230.0                       None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US02/21253

PCT              PCT/US03/02032                  None         Reel type pipeline laying ship and method

Australia        2003205302                      None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

Brazil           PI0301999-3                     None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

Canada           2,432,806                       None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

Mexico           PA/a/2003/008701                None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

Norway           20033197                        None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

Trinidad         TT/A/2003/00126                 None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

United Kingdom   0316148.6                       None         Reel type pipeline laying ship and method
                 *entered national stage from
                 PCT/US03/02032

                         Schedule A to Exhibit E - Pg. 1

                                    EXHIBIT F

                            FORM OF POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, which are intended to constitute a LIMITED POWER OF ATTORNEY, that the undersigned, [Seller] ("Seller") does hereby appoint Cal Dive International, Inc. ("Buyer"), as its attorney-in-fact to endorse and deposit all checks and other evidences of indebtedness received by Buyer on account of the assets transferred by Seller to Buyer pursuant to that certain Asset Purchase Agreement (the "Agreement") dated as of [________], 2005, by and between, inter alios, Seller and Buyer.

      To induce any third party to rely on this instrument, it is hereby agreed that any third party receiving a duly executed copy or facsimile of this instrument may rely on this instrument, until revocation of this instrument shall have been received by such third party, provided Seller delivers to Buyer written notice (in the manner provided in the Agreement) of the name and address of such third party simultaneously therewith, and the undersigned hereby agrees to indemnify and hold harmless such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument prior to the receipt of such revocation.

      IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized signatory.

                                                     [SELLER]

                                                     By: ____________________
                                                         Name:
                                                         Title:

                                                     Dated: ________ __, 2005

                                    EXHIBIT G

                               BIDDING PROCEDURES

            Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to the transactions contemplated by the Asset Purchase Agreement, by and among Cal Dive International, Inc. ("Buyer"), and Torch Offshore, Inc. ("Torch"), Torch Offshore, LLC ("Offshore") and Torch Express, LLC ("Express", with Torch and Offshore, each a "Seller" and collectively, "Sellers"), dated as of April 1, 2005 (as amended from time to time, the "Purchase Agreement"),(1) concerning the prospective sale (the "Sale") of the Subject Assets free and clear of Liens (other than Permitted Exceptions) by Sellers pursuant to section 363(f) of the Bankruptcy Code. Sellers either have sought or will promptly seek, entry of an order by the Bankruptcy Court authorizing and approving the Sale to a Qualified Bidder (as defined below). Sellers shall select the Qualified Bidder based on their determination of the highest and best offer for the Subject Assets.

            Sellers shall have the sole and unfettered discretion to determine the highest and best qualifying bid or bids for the Subject Assets, and may take into consideration when making such determination whether a sale of less than all of the Subject Assets to one bidder, or of different combinations of assets to multiple bidders, will result in a higher net benefit to the estates when considering, among other things, the remaining value of the unsold assets, the net amount of the purchase price, the form of consideration being offered, and the likelihood of the bidder's ability to close a transaction and the timing thereof.

                               THE BIDDING PROCESS

            Sellers will (i) determine whether any person is a Qualified Bidder,
(ii) coordinate the efforts of Qualified Bidders in conducting their respective due diligence investigations regarding the Subject Assets generally, (iii) receive offers from Qualified Bidders, and (iv) negotiate any offer made to purchase the Subject Assets (collectively, the "Bidding Process"). Any person who wishes to participate in the Bidding Process must be a Qualified Bidder, and Sellers are not obligated to furnish any information of any kind whatsoever relating to Sellers or the Subject Assets to any person who is not a Qualified Bidder. Only those bidders who have submitted Qualified Bids (as defined below) shall be eligible to participate in the Auction (as defined below). Sellers have the right to adopt such other rules and to modify certain terms related to the Bidding Process which, in their sole judgment, will better promote the goals of the Bidding Process and which are not inconsistent with any of the other provisions hereof or of any Bankruptcy Court order.

                   DETERMINATION OF "QUALIFIED BIDDER" STATUS

            In order to participate in the Bidding Process, each person (a "Potential Bidder"), other than the Buyer, Regions Bank and General Electric Capital Corporation, must deliver (unless previously delivered) to Sellers:

----------
(1) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  (i) An executed confidentiality agreement in form and substance satisfactory to Sellers; and

                  (ii) Current audited financial statements of the Potential Bidder or, if the Bidder is an entity formed for the purpose of acquiring the Subject Assets, current audited financial statements of the equity holder(s) of the Potential Bidder or such other form of financial disclosure acceptable to Sellers demonstrating such Potential Bidder's ability to close a Sale.

            A "Qualified Bidder" is a Potential Bidder (x) that timely delivers the documents described in subparagraphs (i) and (ii) above and (y) that Sellers in their business judgment determine is financially able to consummate the purchase of the Subject Assets. Sellers reserve the right to make the sole and final determination of who is a Qualified Bidder. The Buyer, Regions Bank and General Electric Capital Corporation are each deemed a Qualified Bidder.

                                  BID DEADLINE

            Any Qualified Bidder who desires to make a bid must deliver a written copy of its bid to counsel for Sellers not later than 12:00 noon (Central Time) on the date that is thirty (30) days after entry of the Scheduling Order (the "Bid Deadline"). Upon receipt, Sellers shall promptly distribute a copy of each such bid to Buyer.

                     DETERMINATION OF "QUALIFIED BID" STATUS

            A bid received from a Qualified Bidder will constitute a "Qualified Bid" only if it includes all of the Required Bid Documents listed below and meets all of the Bid Requirements set forth below.

            Requirements for Submitting a Qualified Bid: All bids must satisfy the following requirements (collectively, the "Bid Requirements"):

              (a) A Qualified Bidder must submit the following "Required Bid Documents" in a form acceptable to Sellers:

                  (i) A written offer stating that (x) the Qualified Bidder offers to purchase one or more, or substantially all, of the Subject Assets, (y) an executed purchase and sale agreement that substantially conforms to the Purchase Agreement or that contains terms and conditions that are no less favorable to Sellers than the Purchase Agreement, and (z) the Qualified Bidder's offer is irrevocable until the closing of the purchase of the Subject Assets; and

                  (ii) A good faith deposit (the "Good Faith Deposit") in the form of a certified check (or other form acceptable to Sellers in their sole discretion) payable to the order of Sellers (or such other party as Sellers may determine) in an amount equal to or greater than the sum of 5% of the Qualified Bid of the Qualified Bidder;

            (b) The bid must consist of a good faith, bona fide offer to purchase all or a portion of the Subject Assets for cash, cash equivalents, debt or equity securities and/or the assumption of all or a portion of Sellers' liabilities;

            (c) The bid is accompanied by satisfactory evidence of committed financing or other ability to perform the acquisition of the Subject Assets;

            (d) The bid is accompanied by satisfactory evidence of the Qualified Bidder's ability to provide adequate assurance of future performance (within the meaning of the Bankruptcy Code) under any unexpired leases and executory contracts to be assumed by Sellers and assigned to the Qualified Bidder;

            (e) The bid is not conditioned upon the Bankruptcy Court's approval of any bid protections, such as a breakup fee, termination fee, expense reimbursement or similar type of payment;

            (f) The Qualified Bidder acknowledges and represents that it: (1) has had an opportunity to conduct due diligence regarding the Subject Assets prior to making its offer and does not require significant further due diligence; (2) has relied solely upon its own independent review, investigation and/or inspection of any documents an/or the Subject Assets in making its bid; and (3) did not rely upon any written or oral statements, representations, promises, warranties or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Subject Assets, or the completeness of any information provided in connection therewith or the Auction, except as expressly stated in these Bidding Procedures; and

            (g) The bid is received by the Bid Deadline.

          In evaluating a Qualified Bid, Sellers must determine that the bid (i) is not materially more burdensome or conditional than the terms of the Purchase Agreement and (ii) has a value greater than or equal to the sum of (w) the amount of the Break-Up Fee, plus (x) the amount of the Expense Reimbursement, plus (y) the consideration to Sellers arising out of the Purchase Agreement including the payment of the Purchase Price and the assumption of the Assumed Liabilities.

                                     AUCTION

          If more than one Qualified Bid is received, Sellers will conduct an auction (the "Auction") with respect to the Subject Assets. If no Qualified Bid (other than that of the Buyer) is received by the Bid Deadline, Sellers shall report the same to the Bankruptcy Court, the Buyer's bid will be deemed the highest or otherwise best offer for the Subject Assets (the "Successful Bid") and Sellers shall proceed with the transactions contemplated by the Purchase Agreement.

          The auction, if required, will commence at 9:00 a.m. (Central Time) on the date that is approximately five (5) days after the Bid Deadline, at the offices of Heller, Draper, Hayden, Patrick & Horn, L.L.C. in New Orleans, Louisiana, or at such later time or other place as agreed by the Buyer and Sellers, and of which Sellers will notify all Qualified Bidders who have submitted Qualified Bids.

          At least one (1) Business Day prior to the Auction, Sellers will provide to the Buyer and all other Qualified Bidders a copy of the highest or otherwise best Qualified Bid received and copies of all other Qualified Bids. In addition, Sellers will inform the Buyer and each Qualified Bidder who has expressed its intent to participate in the Auction of the identity of all Qualified Bidders that may participate in the Auction and will provide copies of the bids of all such Qualified Bidders.

          Only Buyer, Sellers, Qualified Bidders who have submitted Qualified Bids, and such parties' representatives will be entitled to attend, participate and be heard at the Auction, and only the Buyer and Qualified Bidders will be entitled to make any subsequent Qualified Bids at the Auction.

          During the Auction, bidding will begin at the purchase price stated in the highest or otherwise best Qualified Bid, plus the amount of the Break-Up Fee, plus the maximum amount of the Expense Reimbursement, plus an amount equal to the Overbid Amount (as defined below). Bidding will subsequently continue in additional minimum increments of at least One Hundred Fifty Thousand Dollars ($150,000)(the "Overbid Amount").

          All bids made at the Auction will be announced in the presence of all other Qualified Bidders. All Qualified Bidders shall be required to disclose at the Auction the identity of the person or entity on whose behalf its bid is being submitted. Bidding at the Auction will continue until such time as the highest or otherwise best Qualified Bid is determined. Upon the conclusion of the Auction, Sellers will (i) review each Qualified Bid on the basis of financial and contractual terms and other factors relevant to the Sale process, including those factors affecting the speed and certainty of consummating the Sale, and (ii) identify the highest or otherwise best offer for the Subject Assets (as defined above, the "Successful Bid"). The ultimate selection of the Successful Bid shall be made by Sellers and in the event of any dispute concerning such selection, the Bankruptcy Court shall have the exclusive jurisdiction to adjudicate such matter. The Successful Bidder shall be required to supplement its Good Faith Deposit within one (1) Business Day following the conclusion of the Auction to the extent necessary to ensure that such deposit is equal to at least 5% of the consideration (including cash and assumption of liabilities) to be paid pursuant to the Successful Bid; provided, however, that in no event shall the Buyer or any bidders under Section 363(k) of the Bankruptcy Code be required to provide such supplement or deposit.

                          ACCEPTANCE OF QUALIFIED BIDS

          At the Sale Hearing, Sellers will seek entry of an order authorizing and approving the Sale (i) if no Qualified Bid is received (other than that of the Buyer), to the Buyer pursuant to the terms and conditions set forth in the Purchase Agreement, or (ii) if another Qualified Bid is received by Sellers, to the Buyer or such other Qualified Bidder as Sellers, in the exercise of their business judgment, determine have made the highest or otherwise best offer to purchase the Subject Assets (the "Successful Bidder"). Sellers, in their sole discretion, may adjourn or reschedule the Sale Hearing without notice by an announcement of the adjourned date at the Sale Hearing.

          Following the Sale Hearing approving the Sale of the Subject Assets to the Successful Bidder, if such Successful Bidder fails to consummate an approved Sale because of a breach or failure to perform on the part of such Successful Bidder, the next highest or otherwise best Qualified Bid, as disclosed at the Sale Hearing, will be deemed to be the Successful Bid and Sellers will be authorized to consummate the Sale with the Qualified Bidder submitting such bid without further order of the Bankruptcy Court.

                PAYMENT OF BREAK-UP FEE AND EXPENSE REIMBURSEMENT

          Upon consummation of a sale of Subject Assets or any portion of the Subject Assets by any Person (other than Buyer), subject to and accordance with the terms and conditions of the Purchase Agreement, therefor, Sellers shall, and shall be permitted and authorized to, pay the Break-Up Fee and Expense Reimbursement contemporaneously therewith by wire transfer of immediately available funds to an account designated by Buyer. In the event the Break-Up Fee and Expense Reimbursement become payable for any reason other than the sale of all or any portion of the Subject Assets to a Person other than Buyer, Sellers shall be permitted and authorized, subject to and in accordance with the terms of the Purchase Agreement, to pay to Buyer the Break-Up Fee and Expense Reimbursement on the earlier of (i) the effective date of any chapter 11 plan confirmed in the Bankruptcy Case, or (ii) one (1) year after the Petition Date.

                          RETURN OF GOOD FAITH DEPOSIT

          The Good Faith Deposits of all Qualified Bidders will be returned to the Qualified Bidders within five (5) business days after the day on which the Successful Bidder is chosen, except for the Successful Bidder and the next highest or otherwise best Qualified Bidder, whose deposits shall be retained until the closing of the Sale; provided, however, that the Security Deposit of Buyer shall be paid, returned or applied as set forth in the Purchase Agreement.

          If a Successful Bidder fails to consummate an approved Sale because of a breach or failure to perform on the part of such Successful Bidder, Sellers will not have any obligation to return the Good Faith Deposit deposited by such Successful Bidder, and such Good Faith Deposit irrevocably will become property of Sellers; provided, however, that the Security Deposit of Buyer shall be paid, returned or applied as set forth in the Purchase Agreement.

                                  MODIFICATIONS

          Sellers may (a) determine, in their business judgment, which Qualified Bid, if any, is the highest or otherwise best offer; and (b) reject any bid (other than that of the Buyer) that, in Sellers' sole discretion, is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or (iii) contrary to the best interests of Sellers, their estates and their creditors.

                                  JURISDICTION

          The Bankruptcy Court shall retain exclusive jurisdiction over any matter or dispute relating to the Sale, the Bidding Process, the Sale Hearing, the Purchase Agreement, the Auction, and/or any other matter that in any way relates to the foregoing.

                                    EXHIBIT H

                   FORM OF PROTOCOL OF DELIVERY AND ACCEPTANCE

      [Torch Offshore, Inc./Torch Offshore L.L.C./Torch Express L.L.C.] ("Seller"), and Cal Dive International, Inc. ("Buyer"), each for itself does hereby certify: that at __________ o'clock p.m. United States Central Time on the ___ day of ___________, 2005, at ______________, _______________, Seller
delivered the M/V _____________, Official Number _____ (the "Vessel") to Buyer pursuant to the terms of that certain Asset Purchase Agreement (the "Agreement") dated as of ___________, 2005, by and between Seller and Buyer, and Buyer accepted such conveyance of title under the Agreement, now holds title to, and acknowledges that it is in possession of the M/V __________ in accordance with the terms of the Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate this ____ day of ________________, 2005.

                                                [TORCH OFFSHORE, INC./
                                                TORCH OFFSHORE L.L.C./
                                                TORCH EXPRESS, L.L.C.]

                                                BY: _______________________
                                                Name: _____________________
                                                Its: ______________________

                                                CAL DIVE INTERNATIONAL, INC.

                                                BY: _______________________
                                                Name: _____________________
                                                Its: ______________________

                                    EXHIBIT I
                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

            THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time and including any and all written instructions given to "Escrow Agent" (hereinafter defined) pursuant hereto, this "Escrow Agreement") is made and entered into as of April __, 2005, by and among Cal Dive International, Inc., a Minnesota corporation ("Buyer"), and Torch Offshore, Inc., a Delaware corporation ("Torch"), Torch Offshore, L.L.C., a Delaware limited liability company ("Offshore"), and Torch Express, L.L.C., a Louisiana limited liability company ("Express", with Torch and Offshore, each a "Seller" and collectively, "Sellers", and together with Buyer, sometimes referred to collectively as the "Other Parties"), and JPMorgan Chase Bank, N.A. (the "Escrow Agent").

            WHEREAS, the Other Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein; and

            WHEREAS, the Other Parties have requested the Escrow Agent to act in the capacity of escrow agent under this Escrow Agreement, and the Escrow Agent, subject to the terms and conditions hereof, has agreed so to do.

            NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Other Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. ESCROW FUND. Promptly following the execution and delivery of this Escrow Agreement, Buyer is depositing with the Escrow Agent the sum of Four Million Six Hundred Thousand Dollars ($4,600,000) (the "Escrow Deposit") to be held by the Escrow Agent in accordance with the terms hereof. The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3. It is hereby expressly stipulated and agreed that all interest and other earnings on the Escrow Fund shall become a part of the Escrow Fund for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time shall from the time of such loss no longer constitute part of the Escrow Fund. All amounts earned with respect to the Escrow Fund (whether interest or otherwise) shall be held under the same terms as the Escrow Deposit initially delivered to the Escrow Agent hereunder.

3. INVESTMENT OF ESCROW FUND. During the term of this Escrow Agreement, the Escrow Fund shall be invested in a trust account (as described in Schedule 1 hereto) with the Escrow Agent, unless otherwise instructed in writing by the Other Parties and as shall be acceptable to the Escrow Agent. Such written instructions, if any, referred to in the foregoing sentence shall specify the type and identity of the investments to be purchased and/or sold and will be executed through JPMorgan Asset Management (JPMAM), in the investment management division of JPMorgan Chase. Subject to principles of best execution, transactions are effected on behalf of

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

the Escrow Fund through broker-dealers selected by JPMAM. In this regard, JPMAM seeks to attain the best overall result for the Escrow Fund, taking into consideration quality of service and reliability. An agency fee will be assessed in connection with each transaction. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this contract or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder (provided that such compensation shall be disclosed in writing to the Other Parties prior to such investment). Receipt, investment and reinvestment of the Escrow Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Other Parties to Escrow Agent within 30 calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies (except for gross or manifest errors) in any such account statement within said 30-day period shall presumptively be deemed confirmation of such account statement in its entirety.

4. DISPOSITION AND TERMINATION. The Escrow Agent is hereby authorized to make disbursements of the Escrow Fund only as follows:

            (a) In accordance with joint written instructions signed by both Sellers and Buyer and in the form attached hereto as EXHIBIT A (the "Closing Notice"), to Sellers; provided, that the Escrow Agent receives such instructions
(i) prior to 5:00 p.m. Central Standard Time and (ii) not less than one (1) Business Day prior to the date on which the closing of the transactions contemplated by the Asset Purchase Agreement, dated as of April __, 2005, by and between Buyer and Sellers (the "Purchase Agreement") occurs (the "Closing Date");

            (b) On the next Business Day after the fifth (5th) Business Day after receipt by the Escrow Agent of written instructions signed by either Sellers or Buyer and in the form attached hereto as EXHIBIT B (a "Termination Notice") together with a certificate from the Sellers or Buyer, as the case may be, certifying that a copy of the Termination Notice has been delivered to the non-terminating party in accordance with the second sentence of this Section 4(b), to Sellers or Buyer, as specified in the Termination Notice, unless, prior to 5:00 p.m. Central Standard Time on the fifth (5th) Business Day after receipt by the Escrow Agent of the Termination Notice (the "Objection Period"), the Escrow Agent receives written notice in the form attached hereto as EXHIBIT C (an "Objection Notice") together with a certificate from Sellers or Buyer, as the case may be, that a copy of the Objection Notice has been delivered to the non-objecting party in accordance with the second sentence of this Section 4(b), objecting to such disbursement. Any party providing a Termination Notice or an Objection Notice must deliver a copy of such notice to the non-terminating party or non-objecting party, as the case may be, which notice shall be received by such non-terminating party or non-objecting party not later than the same date on which the Termination Notice or Objection Notice is delivered to or received by the Escrow Agent, in accordance with the provisions of Section 10 hereof. If the Escrow Agent receives an Objection Notice prior to the end of the Objection Period, the Escrow Agent shall continue to hold the Escrow Fund in accordance with the terms of this Escrow Agreement until the question of any party's entitlement to the Escrow Fund shall have been

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

determined by an agreement signed by Sellers and Buyer (a "Settlement Agreement") or by a final non-appealable judgment of (i) the United States Bankruptcy Court for the Eastern District of Louisiana or any other court having jurisdiction over the chapter 11 cases (the "Bankruptcy Court") commenced by Sellers on January 7, 2005, jointly administered under Case No. 05-10137 ("B") (the "Bankruptcy Case"), if the Bankruptcy Case remains open, or (ii) a court of competent jurisdiction, if the Bankruptcy Case has been closed, from which no appeal may be taken or for which the time to appeal has expired, including any such judgment confirming an arbitration award (a "Judgment," and together with the Settlement Agreement, each a "Final Determination");

            (c) Promptly upon receipt by the Escrow Agent of a Final Determination but in no event later than two Business Days thereafter, to Sellers or Buyer as specified in such Final Determination; and

            (d) Into the registry of (i) the Bankruptcy Court, if the Bankruptcy Case remains open, or (ii) a court of competent jurisdiction, if the Bankruptcy Case has been closed, in each case in accordance with Sections 5 or 6 hereof, as applicable.

Upon delivery of the Escrow Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8. Amounts earned with respect to the Escrow Deposit and the Escrow Fund shall be paid at the time of any disbursement hereunder to the party receiving such disbursement in accordance with the applicable provision of this Section 4.

5. ESCROW AGENT. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's fraud, gross negligence or willful misconduct was the primary cause of any loss to either of the Other Parties. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. The Escrow Agent may interplead all of the assets held hereunder into a court of competent

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

jurisdiction or may seek a declaratory judgment with respect to certain circumstances, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets or any action or nonaction based on such declaratory judgment. The parties hereto other than the Escrow Agent agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days advance notice in writing of such resignation to the Other Parties specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act. Escrow Agent's sole responsibility after such 30-day notice period expires shall be to hold the Escrow Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, except that such resignation shall not relieve the Escrow Agent from any liability, losses, costs, damages or claims that result from the gross negligence, willful misconduct or fraud of the Escrow Agent. If the Other Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

7. COMPENSATION AND REIMBURSEMENT. Upon execution of this Escrow Agreement, the Buyer shall pay the Escrow Agent for its services hereunder in accordance with the Escrow Agent's fee schedule attached as SCHEDULE 2 hereto. In addition, the Sellers, on the one hand, and the Buyer, on the other hand, each agree to pay one-half of all reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the operation, administration and enforcement of this Escrow Agreement (collectively, "Other Expenses"). Sellers, on the one hand, and Buyer, on the other hand, shall be jointly and severally liable to the Escrow Agent for the payment of all Other Expenses. Notwithstanding the foregoing, Sellers and Buyer shall not be responsible for any Other Expenses to the extent such expenses arise out of, relate to or result from the Escrow Agent's gross negligence, willful misconduct or fraud. If any amount paid by one of the Other Parties on account of the Other Expenses pursuant to this Section 7 is in excess of one-half of the Other Expenses, the party that paid such excess amount

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

shall be entitled to reimbursement of such excess amount (plus all reasonable attorneys' fees and documented expenses incurred in connection with enforcing this provision) from the other.

8. INDEMNITY. The Other Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from and against any and all loss, liability or expense (including the fees and expenses of in house or one (1) outside counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is finally adjudicated to have been primarily caused by the gross negligence, willful misconduct or fraud of such indemnitee, or (ii) its following any instructions or other directions from Sellers or Buyer, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The Other Parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The Other Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder. Notwithstanding anything to the contrary contained in this Section 8, the Sellers, on the one-hand, and the Buyer, on the other hand, agree, as between themselves, to share in the aggregate amount of any indemnifiable costs or expenses for which any Indemnified Party may be liable in such equitable proportion as is appropriate to reflect their respective relative fault in connection with the acts or omissions which resulted in such costs or expenses. The relative fault of Sellers and Buyer shall be determined by reference to whether the acts or omissions at issue were those of Sellers or Buyer respectively. If any amount paid by Sellers or Buyer pursuant to this Section 8 is in excess of the amount allocable to it in accordance with the provisions of this section, it shall be entitled to reimbursement of such excess amount (plus all reasonable attorneys' fees and documented expenses incurred in connection with enforcing this provision) from the other parties hereto.

9. ACCOUNT OPENING INFORMATION/TINs.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

For accounts opened in the US:

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow us to identify relevant parties.

For non-US accounts:

To help in the fight against the funding of terrorism and money laundering activities we are required along with all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Escrow Agent will ask for information that will allow us to identify you.

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

TINs. TAX MATTERS. The Other Parties each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service ("IRS") or any other taxing authority is set forth on the signature page hereof. In addition, all interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Other Parties and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Other Parties. In the absence of such written directions, undistributed earnings will be attributed to and reported on as belonging to Sellers. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities. Any tax returns or reports required to be prepared and filed on behalf of or by the Escrow Fund will be prepared and filed by Sellers or Buyer, as applicable, and the Escrow Agent shall have no responsibility for the preparation and/or filing or any tax return with respect to any income earned by the Escrow Fund. In addition, any tax or other payments required to be made pursuant to such tax return or filing will be paid by Sellers or Buyer, as appropriate. Escrow Agent shall have no responsibility for such payment unless directed to do so by the appropriate authorized party.

10. NOTICES. All communications hereunder shall be in writing and shall be deemed to be duly given and received:

  (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

  (ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

  (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

         If to Sellers:         Torch Offshore, Inc.
                                c/o David Phelps, Chief Restructuring Advisor
                                Telecopier: (877) 711-6966
                                c/o Robert Fulton, Manager
                                Telecopier: (504) 367-8605
                                401 Whitney Avenue, Suite 400
                                Gretna, Louisiana 70056

               with a copy to:

                                Bridge Associates, LLC
                                c/o Anthony Schnelling
                                747 3rd Avenue, Suite 32A

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

                                     New York, New York 10017
                                     Telecopier:  (212) 207-9294

                                     Raymond James & Associates
                                     c/o Raj Singh
                                     250 Park Avenue, 2nd Floor
                                     New York, New York 10077
                                     Telecopier: (212) 297-5613

                                     King & Spalding LLP
                                     c/o George B. South III
                                     1185 Avenue of the Americas
                                     New York, New York 10036
                                     Telecopier: (212) 556-2222

         If to Buyer:                Cal Dive International, Inc.
                                     c/o Martin R. Ferron, President
                                     400 N. Sam Houston Parkway E.
                                     Suite 400
                                     Houston, Texas 77060
                                     Telecopier: (281) 618-0500

               with a copy to:

                                     Weil, Gotshal & Manges LLP
                                     c/o Alfredo R. Perez
                                     700 Louisiana, Suite 1600
                                     Houston, Texas 77002
                                     Telecopier: (713) 224-9511

         If to the Escrow Agent:     JPMorgan Chase Bank, N.A.
                                     Institutional Trust Services
                                     600 Travis Street, 53rd Floor
                                     Houston, Texas  77002
                                     Attention:  Greg Campbell
                                     Fax No.: (713) 216-6927

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day of the year, excluding Saturday, Sunday and other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

to remain closed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

11. FUNDS TRANSFER/SECURITY PROCEDURES. All disbursements of the Escrow Fund shall be made by wire transfer of immediately available U.S. Federal Funds to an account designated by the payee therefor. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Section 10 above), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on
SCHEDULE 1 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Sellers or Buyer to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

12. MISCELLANEOUS. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. None of Sellers, Buyer or the Escrow Agent shall have the right to assign this Escrow Agreement or any of their respective rights or obligations hereunder (by operation of law or otherwise), except as provided in Section 6, without the prior written consent of the non-assigning Other Parties and any attempted assignment without the required consent of such other party shall be void. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. This Escrow Agreement shall inure to the benefit of, and be binding upon, the

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

parties hereto and their respective successors, trustees, receivers and permitted assigns. This Escrow Agreement is for the sole and exclusive benefit of the Other Parties and the Escrow Agent, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person or entity any rights, remedies or any other type or types of benefits.

13. COMPLIANCE WITH COURT ORDERS. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

14. CHOICE OF LAWS; JURISDICTION. This Escrow Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF the Bankruptcy Court FOR ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT EXCEPT IN THE BANKRUPTCY COURT; PROVIDED, HOWEVER, THAT IF THE BANKRUPTCY CASES HAVE CLOSED, THE PARTIES AGREE TO UNCONDITIONALLY AND IRREVOCABLY SUBMIT TO THE EXCUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS SITTING IN HOUSTON, TEXAS OR THE STATE COURTS OF TEXAS SITTING IN HARRIS COUNTY, TEXAS AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE RESOLUTION OF ANY SUCH DISPUTE, CONTROVERSY, CONFLICT, LITIGATION OR ACTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION ON THE GROUNDS OF VENUE, FORUM NON-CONVENIENS OR ANY SIMILAR GOUNDS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY MAIL OR IN OTHER MANNER PERMITTED BY APPLICABLE LAW. THE PARTIES FURTHER WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT OR JUDICIAL PROCEEDING ARISING OR RELATING TO THIS ESCROW AGREEMENT.

15. TERMINATION. This Escrow Agreement shall terminate upon the disbursement, in accordance with Sections 4 or 6 hereof, of the Escrow Fund in full; provided, however, that in the event all fees, expenses, costs and other amounts required to be paid to the Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Sections 5 and 8 shall survive the termination hereof; provided, further, such termination shall not relieve the Escrow Agent from any liability, losses, costs, damages or claims that result from the gross negligence, willful misconduct or fraud of the Escrow Agent. By mutual agreement, Buyer and Sellers shall have the right at any time upon not less than ten (10) days prior written notice to the Escrow Agent to terminate their appointment of the Escrow Agent as the escrow agent, or any successor escrow

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

agent, as escrow agent hereunder. The Escrow Agent or successor agent shall continue to act as escrow agent hereunder until a successor is appointed and qualified to act as the escrow agent.

                            [Signature Pages Follows]

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

TAX CERTIFICATION: Taxpayer ID#: ______________________________

Customer is a (check one):

___ Corporation       ___ Municipality      ___ Partnership    ___ Non-profit or
Charitable Org
___ Individual        ___ REMIC             ___ Trust          ___ Other

----------
Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

CAL DIVE INTERNATIONAL, INC.:

SIGNATURE:_________________________________

PRINTED NAME:______________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

TAX CERTIFICATION: Taxpayer ID#: _____________________________

Customer is a (check one):

___ Corporation      ___ Municipality      ___ Partnership     ___ Non-profit or
Charitable Org
___ Individual       ___ REMIC             ___ Trust           ___ Other

----------
Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

TORCH OFFSHORE, INC.:

SIGNATURE:__________________________________

PRINTED NAME:_______________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

TAX CERTIFICATION: Taxpayer ID#: _______________________________

Customer is a (check one):

___ Corporation       ___ Municipality      ___ Partnership    ___ Non-profit or
Charitable Org
___ Individual        ___ REMIC             ___ Trust          ___ Other

----------
Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

TORCH OFFSHORE L.L.C.:

SIGNATURE:__________________________________

PRINTED NAME:_______________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

TAX CERTIFICATION: Taxpayer ID#: ________________________________

Customer is a (check one):

___ Corporation      ___ Municipality       ___ Partnership    ___ Non-profit or
Charitable Org
___ Individual       ___ REMIC              ___ Trust          ___ Other

----------
Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

TORCH EXPRESS, L.L.C.:

SIGNATURE:__________________________________

PRINTED NAME:_______________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

JPMORGAN CHASE BANK, N.A.

AS ESCROW AGENT

By:__________________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

                                   SCHEDULE 1

                         JPMORGAN'S CASH ESCROW PRODUCT

    Financial transaction structures often require that a trustee or escrow agent hold cash for various purposes, e.g reserve or collection accounts. Usually these funds are invested in AAA-rated money market funds or other investments having the necessary liquidity, which are specified as permitted or eligible investments in the governing documents, and which are specifically selected by the party for whose benefit they are held.

    JPMorgan Chase Bank offers a variation on these investments: its own Cash Escrow Product. JPMorgan establishes a cash escrow trust account for each required purpose and agrees to pay a specified compensation on the funds in the account. This permits instant, seamless investment and liquidity without fees or expenses.

LIQUIDITY

    There is no third-party investment to liquidate. The trust account can be closed at any time and all the funds therein paid out at any time.

SAFETY

    The funds are recorded in a segregated trust account on the corporate trust ledger. They would share in the highest priority (after liquidation expenses) in the assets of JPMorgan (which exceed $700 billion) in the unlikely event of the Bank's liquidation. Also, there is no operational risk of failed trades as there is in making and liquidating third party investments.

MAXIMUM RETURN

    Balances maintained in a cash escrow trust account are compensated at an attractive rate of return based upon the average monthly balance. They are not assessed maintenance fees or investment fees. While JPMorgan reserves the right to change the rate of return at any time, parties to financial transactions normally retain the right to redirect their funds to other investments if the return on JPMorgan's Cash Escrow Product is deemed noncompetitive.

CONTROL

    Trust accounts are under the direct supervision of an administration officer assigned to the relationship. Any additional funds deposited and any funds removed must be effected through the administrative officer. Any requirements of the transaction documents concerning such additions and dispositions can also be enforced through the administrative officer. In addition, the party benefiting from the account has the option to review the accounts electronically.

     DATE                 MONTHLY YIELD*
---------------           --------------
  June, 2002                  1.3397%
  July, 2002                  1.3330%
 August, 2002                 1.2980%
September, 2002               1.3164%
 October, 2002                1.3037%
November, 2002                0.9387%

* Rates are historical based on 1-month LIBOR less 50bps. Past performance is no guarantee of future results. Use of LIBOR less 50bps is merely illustrative and not indicative of offered rates.

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

                                   SCHEDULE 2

                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
           PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to Sellers:

         Name                                  Telephone Number
-------------------------                  -----------------------
1. ______________________                  _______________________

2. ______________________                  _______________________

3. ______________________                  _______________________

If to Buyer:

         Name                                  Telephone Number
-------------------------                  -----------------------
1. ______________________                  _______________________

2. ______________________                  _______________________

3. ______________________                  _______________________

Telephone call-backs shall be made to each Sellers and Buyer if joint instructions are required pursuant to this Escrow Agreement.

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

                                   SCHEDULE 3

                          ESCROW AGENT'S COMPENSATION:

                                [JPMORGAN LOGO]

                                SCHEDULE OF FEES
                                       FOR
                              ESCROW AGENT SERVICES

NOTE: WE REQUIRE UNDER THE FOLLOWING FEE SCHEDULE THAT THE DEPOSIT PROCEEDS WILL
      BE CONTINUALLY INVESTED IN JPMORGAN CHASE'S CASH ESCROW PRODUCT.

NEW ACCOUNT ACCEPTANCE FEE.............................         $   750 WAIVED
         Payable upon Account Opening

MINIMUM ADMINISTRATIVE FEE.............................         $ 3,000
Payable Upon Account Opening and in Advance
for each year in which we act as Escrow Agent

ACTIVITY FEES:

DISBURSEMENTS

Per Check                       $      35
Per Wire         U.S.           $      35
             International      $     100

RECEIPTS

Per Check                       $      35
Per Wire                        $      35

INVESTMENTS

Per directed buy/sell)          $      50

1099 REPORTING                  $      15

LEGAL EXPENSES: AT COST

There will be no legal expense for Chase if Chase's standard form escrow agreement is employed without substantive amendments.

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

A New Account Acceptance Fee will be charged for the Bank's review of the Escrow Agreement along with any related account documentation. A one (1) year Minimum Administrative Fee will be assessed for any account which is funded. The account will be invoiced in the month in which the account is opened and annually thereafter. Payment of the invoice is due 30 days following receipt.

The Administrative Fee will cover a maximum of fifteen (15) annual administrative hours for the Bank's standard Escrow services including account setup, safekeeping of assets, investment of funds, collection of income and other receipts, preparation of statements comprising account activity and asset listing, and distribution of assets in accordance with the specific terms of the Escrow Agreement.

EXTRAORDINARY SERVICES AND OUT-OF POCKET EXPENSES:

Any additional services beyond our standard services as specified above, such as annual administrative activities in excess of fifteen (15) hours and all reasonable out-of-pocket expenses including attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's standard rate.

MODIFICATION OF FEES:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will attempt at all times, however, to maintain the fees at a level which is fair and reasonable in relation to the responsibilities assumed and the duties performed.

ASSUMPTIONS:

- The escrow deposit shall be continuously invested in JPMorgan Chase Cash Escrow Product. The Minimum Administrative Fee would include a supplemental charge of 50 basis points on the escrow deposit amount if another investment option is chosen.

- The account will be invoiced in the month in which the account is opened and annually thereafter.

-     Payment of the invoice is due 30 days following receipt.

All fees quoted are subject to our review and acceptance, and that of our legal counsel, of the documents governing the escrow. As a condition for acceptance of an appointment, it is expected that all legal fees and out-of-pocket expenses incurred by JPMorgan Chase Bank and our counsel in connection with our review of the transaction will be paid by the client regardless of whether or not the transaction closes.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth (for individuals), and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.

                                    EXHIBIT A

                                 Closing Notice

                  The undersigned hereby give notice (this "Closing Notice") pursuant to Section 4(a) of that certain Escrow Agreement (the "Agreement"), dated as of [________], 2005, by and among JPMorgan Chase Bank, as escrow agent (the "Escrow Agent"), Cal Dive International, Inc., a Minnesota corporation ("Buyer"), and Torch Offshore, Inc., a Delaware corporation ("Torch"), Torch Offshore, L.L.C., a Delaware limited liability company ("Offshore"), and Torch Express, L.L.C., a Louisiana limited liability company ("Express", with Torch and Offshore, collectively, "Sellers"), and direct the Escrow Agent to disburse the Escrow Fund to Sellers not later than 2 p.m. (Eastern) on the date and in the manner set forth below. Capitalized terms used but not defined in this Notice shall have the meanings ascribed thereto in the Agreement.

                  Closing Date:               [________], 2005

                  Wiring Instructions:        [____________________]

                  IN WITNESS WHEREOF, the undersigned have caused this Closing Notice to be executed and delivered on this [__] day of [___________], 2005.

                                              CAL DIVE INTERNATIONAL, INC.

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              TORCH OFFSHORE, INC.

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              TORCH OFFSHORE L.L.C.

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              TORCH EXPRESS, L.L.C.

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    EXHIBIT B

                               Termination Notice

                  The undersigned hereby gives notice (this "Termination Notice"), pursuant to Section 4(b) of that certain Escrow Agreement (the "Agreement"), dated as of [________], 2005, by and among JPMorgan Chase Bank, as escrow agent (the "Escrow Agent"), Cal Dive International, Inc., a Minnesota corporation ("Buyer"), and Torch Offshore, Inc., a Delaware corporation ("Torch"), Torch Offshore, L.L.C., a Delaware limited liability company ("Offshore"), and Torch Express, L.L.C., a Louisiana limited liability company ("Express", with Torch and Offshore, collectively, "Sellers"), that it has validly terminated the Purchase Agreement, and directs the Escrow Agent to disburse the Escrow Fund to the undersigned in accordance with the Agreement and in the manner set forth below. Capitalized terms used but not defined in this Notice shall have the meanings ascribed thereto in the Agreement.

                  Wiring Instructions:        [_____________________]

                  IN WITNESS WHEREOF, the undersigned has caused this Termination Notice to be executed and delivered on this [__] day of [___________], 2005.

                                              [SELLER / PURCHASER]

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    EXHIBIT C

                                Objection Notice

                  The undersigned hereby gives notice (this "Objection Notice") pursuant to Section 4(b) of that certain Escrow Agreement (the "Agreement"), dated as of [________], 2005, by and among JPMorgan Chase Bank, as escrow agent (the "Escrow Agent"), Cal Dive International, Inc., a Minnesota corporation ("Buyer"), and Torch Offshore, Inc., a Delaware corporation ("Torch"), Torch Offshore, L.L.C., a Delaware limited liability company ("Offshore"), and Torch Express, L.L.C., a Louisiana limited liability company ("Express", with Torch and Offshore, collectively, "Sellers"), of its objection to the disbursement to [Sellers / Buyer] of any of the Escrow Fund. Capitalized terms used but not defined in this Notice shall have the meanings ascribed thereto in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has hereto caused this Objection Notice to be executed and delivered on this [__] day of [___________], 2005.

                                              [SELLER / PURCHASER]

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

This document contains information that is confidential and the property of JPMorgan Chase Bank, N.A.. It may not be copied, published or used, in whole or in part, for any purpose other than as expressly authorized by JPMorgan Chase Bank, N.A.. (C) JPMorgan Chase Bank, N.A. 2005. All Rights Reserved.